UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Newport Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWPORT CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2015

To the Stockholders of Newport Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Newport Corporation will be held at our corporate headquarters, located at 1791 Deere Avenue, Irvine, California 92606, on Tuesday, May 19, 2015, at 9:00 a.m. Pacific Time, for the purpose of considering and acting upon the following:

1.              To elect seven directors named in the proxy statement to serve for a term of one year;

2.              To ratify the appointment of Deloitte & Touche LLP as Newport’s independent auditors for the fiscal year ending January 2, 2016;

3.              To approve Newport’s Amended and Restated 2011 Stock Incentive Plan;

4.              To hold an advisory vote on the approval of the compensation of Newport’s named executive officers; and

5.              To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 25, 2015 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting.  However, to ensure your representation at the meeting, you are urged to vote by proxy prior to the meeting.  Any stockholder attending the meeting may vote in person even if he or she has voted by proxy.

By order of the Board of Directors

/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

April 8, 2015

Irvine, California

YOUR VOTE IS IMPORTANT.  EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY PROXY PRIOR TO THE MEETING.  IF YOU CHOOSE TO VOTE BY MAIL, PLEASE DO SO PROMPTLY TO ENSURE YOUR PROXY ARRIVES IN SUFFICIENT TIME.

NEWPORT CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

PROXY STATEMENT AND SOLICITATION OF PROXIES

Solicitation by Board

This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders to be held on May 19, 2015.

Solicitation of Proxies and Related Expenses

All expenses incurred in connection with this solicitation shall be borne by us.  We anticipate that this solicitation of proxies will be made primarily by mail and also pursuant to Rule 14a-16 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); however, in order to ensure adequate representation at the annual meeting, our directors, officers and other employees may communicate with stockholders, brokerage houses and others by telephone, facsimile or electronic transmission, or in person, to request that proxies be furnished.  We may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them.  No additional compensation will be paid to our directors, officers or other employees for solicitation of proxies by such individuals.

Record Date and Voting Securities

Our Board of Directors has fixed the close of business on March 25, 2015 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting.  As of the record date, there were 39,470,292 shares of our common stock outstanding and entitled to vote.  Each stockholder is entitled to one vote for each share of common stock held as of the record date.

Availability of Materials

We are making this proxy statement and our Annual Report on Form 10-K for our fiscal year ended January 3, 2015 available to all stockholders of record on the record date for the annual meeting for the first time on or about April 8, 2015.  On such date, we are mailing to each stockholder of record on the record date for the annual meeting either a Notice Regarding the Availability of Proxy Materials informing the stockholder of how to electronically access a copy of this proxy statement and our Annual Report on Form 10-K and how to vote online (the “Notice”), or printed copies of such materials, if printed copies have been previously requested by the stockholder.  If any stockholder who receives a Notice would like to receive printed copies of such materials, such printed copies may be requested by following the instructions contained in the Notice and will be provided free of charge.  Except as may be required by Securities and Exchange Commission rules and regulations, our Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as communications by means of which any solicitation is to be made.

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2015 without exhibits upon request of such stockholder made in writing to Newport Corporation, 1791 Deere Avenue, Irvine, California 92606, Attention: Investor Relations.  We will also furnish any exhibit to such Annual Report on Form 10-K if specifically requested in writing.

Quorum

A quorum is the number of shares of capital stock of a corporation that must be present in person or represented by proxy in order to transact business.  A majority of shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the annual meeting.

Abstentions

When an eligible voter attends the annual meeting but decides not to vote, the voter’s decision not to vote is called an “abstention.”  Properly executed proxy cards that are marked “abstain” on any proposal will be treated as abstentions for that proposal.  We will treat abstentions as follows:

•                  abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum affirmative vote required for approval of the proposal is a plurality or a majority (or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•                  abstention shares will have the same effect as votes against a proposal if the minimum affirmative vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non-Votes

Broker non-votes occur when shares held in “street name” by a broker, bank or other nominee (each, a “Nominee”) for a beneficial owner are not voted with respect to a particular proposal because (i) the Nominee does not receive voting instructions from the beneficial owner, and (ii) the Nominee lacks discretionary authority to vote the shares.  We will treat broker non-votes as follows:

•                  broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares are considered present for quorum purposes and may be entitled to vote on other matters).  Thus, a broker non-vote will not affect the outcome of the voting on a proposal for which the minimum affirmative vote required for approval of the proposal is a plurality or a majority (or some other percentage) of (i) the votes actually cast, or (ii) the shares present and entitled to vote; and

•                  broker non-votes will have the same effect as votes against a proposal for which the minimum affirmative vote required for approval of the proposal is a majority (or some other percentage) of all shares outstanding and entitled to vote.

A Nominee only has discretionary authority to vote shares on a proposal that is considered a “routine” matter under applicable rules and related guidance.  The proposal for the ratification of the appointment of independent auditors is considered a “routine” matter and, accordingly, a Nominee has discretionary authority to vote shares on such proposal.  The other proposals included in this proxy statement are considered “non-routine” matters and, accordingly, a Nominee does not have discretionary authority to vote shares on such proposals.

Vote Required

A quorum is required for the approval of any of the proposals set forth herein.  Pursuant to Section 78.330 of the Nevada Revised Statutes, directors will be elected by a plurality of the votes cast.  The approval of each of the other proposals to be considered at the annual meeting requires the affirmative vote of the holders of a majority of the shares present and entitled to vote at the annual meeting in person or by proxy.

Voting of Proxies

Stockholders may vote by proxy or in person at the annual meeting.  To vote by proxy, stockholders may vote by Internet, telephone or mail.  The instructions and information needed to access our proxy materials and vote by Internet can be found in the Notice.  Alternatively, if printed copies of our proxy materials have been requested by a stockholder, the instructions and information needed to vote by Internet, telephone or mail can be found in the proxy card accompanying such materials.

If you are the beneficial owner of shares held by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions.  Please refer to the voting instruction form that your Nominee makes available to you for voting your shares.

Two of our officers, Charles F. Cargile and Jeffrey B. Coyne, have been designated by our Board as proxies for voting on matters brought before the annual meeting.  Each proxy properly received by us prior to the annual meeting, and not revoked, will be voted in accordance with the instructions given in the proxy.  If a choice is not specified in the proxy, the proxy will be voted (i) FOR the election of the director nominees listed therein; (ii) FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 2, 2016; (iii) FOR the approval of Newport’s Amended and Restated 2011 Stock Incentive Plan; and (iv) FOR the approval of the compensation of our named executive officers.

Revoking a Proxy

Any proxy may be revoked or superseded by executing a later proxy or by giving notice of revocation in writing prior to or at the annual meeting, or by attending the annual meeting and voting in person.  Attendance at the annual meeting will not in and of itself constitute revocation of a submitted proxy.  Any written notice revoking a proxy should be sent to our Corporate Secretary at our corporate offices at 1791 Deere Avenue, Irvine, California 92606, and must be received prior to the commencement of or at the annual meeting.

If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee.  Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the annual meeting, your vote in person at the annual meeting will not be effective unless you present a legal proxy, issued in your name, from your Nominee.

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action at our 2016 annual meeting of stockholders and presentation in our proxy statement for such meeting should deliver the proposal to us at our corporate offices no later than December 10, 2015 in order to be considered for inclusion in our proxy statement relating to that meeting in accordance with Rule 14a-8 promulgated under the Exchange Act.  Matters pertaining to proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included in the proxy statement and other aspects are covered by Rule 14a-8 and other laws and regulations, to which interested persons should refer.

In addition, under our bylaws, any stockholder entitled to vote at a meeting of stockholders and who intends to propose business at such meeting must provide timely written notice to our Corporate Secretary.  To be timely, a stockholder’s notice must be delivered to or mailed and received at our corporate offices at least seventy-five (75) days prior to the meeting of stockholders.  Such notice shall set forth as to each matter that the stockholder proposes to bring before any meeting of stockholders: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and record address of the stockholder proposing such business; (3) the class and number of shares of Newport stock that are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business.  If less than ninety (90) days notice or prior public disclosure of the date of any annual meeting of stockholders is given or made to stockholders by Newport, in order to be timely, notice by the stockholder must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.  Our bylaws also contain procedures for stockholders to submit nominations of director candidates, which are discussed under the heading “Stockholder Nominations” beginning on page 11 of this proxy statement.  Consistent with past practice, we plan to disseminate proxy materials, including a WHITE proxy card, in connection with our 2016 annual meeting of stockholders.

Rule 14a-4 promulgated under the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement.  Such rule provides that if a proponent of a proposal fails to notify us with respect to such proposal at least 45 days prior to the current year’s anniversary of the date of mailing of the prior year’s proxy statement, then we will be allowed to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  We anticipate that our next annual meeting of stockholders will be held in May 2016.  If we do not receive any stockholder proposals for our 2016 annual meeting before February 23, 2016, we will be able to use our discretionary voting authority as outlined above.  In addition, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal.

OTHER MATTERS

Management is not aware of any other matters that will be presented for consideration at our 2015 annual meeting.

NEWPORT CORPORATE OFFICE

Our corporate offices are located at 1791 Deere Avenue, Irvine, California 92606.

PROPOSAL ONE

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

The size of our Board is fixed at seven directors and there are currently seven directors serving on our Board.  Each of our directors holds office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal, and vacancies that occur during the year may be filled by individuals appointed by the Board to serve until the next annual meeting.  Our Corporate Governance Guidelines provide that no director shall stand for reelection after he or she has reached the age of seventy-three (73) years.

Director Nominees

Based upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the individuals set forth below, all of whom are currently serving as directors, to serve as directors until our annual meeting of stockholders in 2016:

Name	Principal Occupation	Age	Director Since

Christopher Cox	Partner, Morgan, Lewis & Bockius, LLP; President, Morgan Lewis Consulting LLC	62	2011

Siddhartha C. Kadia	President and Chief Executive Officer, Evans Analytical Group	45	2014

Oleg Khaykin	Senior Advisor, Silver Lake Partners	50	2010

Cherry A. Murray	John A. and Elizabeth S. Armstrong Professor of Engineering and Applied Sciences, and Professor of Physics, Harvard University	63	2014

Robert J. Phillippy	President and Chief Executive Officer, Newport Corporation	54	2007

Kenneth F. Potashner	Independent Investor	57	1998

Peter J. Simone	Independent Consultant	67	2003

Christopher Cox was appointed to the Board in November 2011.  Mr. Cox is a partner in the Business and Finance Practice of Morgan, Lewis & Bockius, LLP, an international law firm, and President of the firm’s subsidiary, Morgan Lewis Consulting LLC, an international legal consulting firm.  From July 2009 to November 2014, Mr. Cox was a partner in the Corporate Practice Group of Bingham McCutchen LLP, an international law firm, and from July 2011 to November 2014, he also served as President of the firm’s subsidiary, Bingham Consulting LLC, an international legal consulting firm.  Bingham combined with Morgan Lewis in November 2014.  Prior to joining Bingham, from August 2005 to January 2009, he served as the 28th Chairman of the Securities and Exchange Commission.  From 1994 to 2005, Mr. Cox served in the elected majority leadership of the U.S. House of Representatives. He was first elected to Congress in 1988, and during his career served as Chairman of the Committee on Homeland Security following the September 11, 2001 attacks; Chairman of the Select Committee on U.S. National Security and Military/Commercial Concerns with the People’s Republic of China; Chairman of the House Policy Committee; Chairman of the Task Force on Capital Markets; Chairman of the Task Force on Budget Process Reform; and Co-Chairman of the Bipartisan Study Group on Enhancing Multilateral Export Controls.  From 1986 to 1988, Mr. Cox served as a White House counsel to President Ronald Reagan. Previously, he had been a partner in the international law firm of Latham & Watkins, specializing in corporate and securities matters, and a member of the faculty of Harvard Business School, where he taught federal income tax.  Mr. Cox brings to the Board extensive experience in international business, capital markets and corporate governance matters, and extensive knowledge of the global defense and security industry.

Siddhartha C. Kadia was appointed to the Board in December 2014.  Since April 2014, Dr. Kadia has served as President and Chief Executive Officer, and as a director, of Evans Analytical Group, a leading global provider of high-precision laboratory testing, evaluation and analytical services.  Prior to joining Evans Analytical Group, Dr. Kadia was employed by Life Technologies Corporation, a global biotechnology company, from July 2008 to February 2014, holding a number of management positions, most recently President of the Life Sciences Division from April 2013 to February 2014, President of Life Technologies Greater China from April 2011 to April 2013, President of Life Technologies Japan Ltd. from July 2009 to April 2011 and Chief Marketing Officer from July 2008 to June 2009.  From July 2005 to July 2008, Dr. Kadia served in numerous roles at Invitrogen Corporation, a biotechnology company that was merged with Applied Biosystems, Inc. in 2008 to form Life Technologies, including most recently as Vice President of Global Marketing and eBusiness from July 2007 to July 2008.  Before joining Invitrogen Corporation, Dr. Kadia was a management consultant at McKinsey & Company, a leading global consulting firm, where he worked with life and health sciences companies in the U.S. and Europe on a wide range of strategic and operational matters.  Dr. Kadia served on the board of directors of Volcano Corporation, a medical technology company, from March 2013 until the company was acquired by Royal Philips N.V. in February 2015.  Dr. Kadia brings to the Board extensive leadership experience in the life and health sciences industry, and significant expertise in growing businesses in the Asia Pacific region.

Oleg Khaykin was appointed to the Board in September 2010.  Mr. Khaykin is currently a senior advisor to Silver Lake Partners, a private equity firm focused on technology investments.  Mr. Khaykin served as President and Chief Executive Officer, and as a director, of International Rectifier Corporation, a leader in the design, manufacture, and marketing of power management semiconductors for industrial, computing, consumer, automotive, and high reliability applications, from March 2008 until the company was acquired by Infineon Technologies AG in January 2015.  From January 2006 until February 2008, he served as Executive Vice President and Chief Operating Officer of Amkor Technology, Inc., a leading provider of semiconductor assembly and test services, having joined Amkor in May 2003 as Executive Vice President of Strategy and Business Development.  Prior to joining Amkor, Mr. Khaykin was employed by Conexant Systems Inc. and its spin-off, Mindspeed Technologies Inc., where he held positions of increasing responsibilities from 1999 to 2003, most recently as Vice President of Strategy and Business Development from June 1999 until May 2003. Prior to Conexant, he was with the Boston Consulting Group, a leading international strategy and general management consulting firm, where he worked with many European and U.S. firms on a broad range of business and management issues.  Mr. Khaykin brings to the Board extensive experience in strategy development and international operations and in the management and operation of technology companies, particularly in the microelectronics industry, and is an “audit committee financial expert” as defined by the regulations promulgated by the Securities and Exchange Commission.

Cherry A. Murray was appointed to the Board in March 2014.  Since July 2009, Dr. Murray has held the John A. and Elizabeth S. Armstrong Professorship of Engineering and Applied Sciences, and has been a Professor of Physics, at Harvard University.  From July 2009 to December 2014, she also served as Dean of the School of Engineering and Applied Sciences at Harvard.  From December 2004 to June 2009, Dr. Murray was employed by Lawrence Livermore National Laboratory, serving as Principal Associate Director for Science and Technology from October 2007 to June 2009 and as Deputy Director for Science and Technology from December 2004 to October 2007.  Prior to joining Lawrence Livermore, Dr. Murray was employed by Bell Laboratories, the research and development arm of AT&T and subsequently Lucent Technologies, a communications technologies company, from July 1978 to December 2004, holding a number of management positions, most recently Physical Sciences and Wireless Research Senior Vice President from October 2001 to December 2004.  She was elected to the National Academy of Sciences in 1999, to the American Academy of Arts and Sciences in 2001, and to the National Academy of Engineering in 2002.  She currently serves on the advisory or governing boards of a number of scientific and educational organizations.  Dr. Murray received the National Medal of Technology and Innovation in November 2014.  Dr. Murray brings to the Board extensive experience in basic and applied science and high technology research and development and research funding processes, as well as significant contacts in the global research community.

Robert J. Phillippy joined Newport in April 1996 as Vice President and General Manager of the Science and Laboratory Products Division.  In August 1999, he was appointed to the position of Vice President and General Manager of the U.S. operations of our Industrial and Scientific Technologies Division (now a part of our Photonics Group).  In July 2004, Mr. Phillippy was appointed as President and Chief Operating Officer, and in September 2007, he was appointed as President and Chief Executive Officer and as a member of the Board.  Prior to joining Newport, Mr. Phillippy was Vice President of Channel Marketing at Square D Company (now a division of Schneider Electric), an electrical equipment manufacturer, from 1994 to 1996.  He joined Square D Company in

1984 as a sales engineer and held various sales and marketing management positions with that company prior to his appointment as Vice President in 1994.  Mr. Phillippy brings to the Board his extensive knowledge of our business, operations and markets from his roles with Newport, as well as extensive experience in the management and operation of technology companies.

Kenneth F. Potashner was elected to the Board in 1998.  He served as the Board’s Lead Independent Director from August 2003 to August 2006.  In September 2007, Mr. Potashner was appointed as Chairman of the Board.  From May 2003 to present, Mr. Potashner has been an independent investor.  From March 2012 to January 2014, he held the position of Executive Chairman at Parametric Sound Corporation, a provider of audio solutions, and he served on that company’s board of directors from December 2011 to May 2014.  From 1996 to May 2003, he was Chairman of the Board of Directors of Maxwell Technologies, Inc., a manufacturer of ultracapacitors, microelectronics and high voltage capacitors, and he also served as President and Chief Executive Officer of Maxwell Technologies from 1996 to October 1998.  From November 1998 to August 2002, Mr. Potashner was President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated), a supplier of digital media appliances and services.  Mr. Potashner was Executive Vice President and General Manager of Disk Drive Operations for Conner Peripherals, a manufacturer of storage systems, from 1994 to 1996.  From 1991 to 1994, he was Vice President, Worldwide Product Engineering for Quantum Corporation, a manufacturer of disk drives.  From 1981 to 1991, he held various engineering management positions with Digital Equipment Corporation, a manufacturer of computers and peripherals, culminating with the position of Vice President of Worldwide Product Engineering in 1991.  Mr. Potashner also serves on the boards of directors of three private companies.  Mr. Potashner brings to the Board extensive experience in the management and operation of technology companies, particularly in the microelectronics industry.

Peter J. Simone was appointed to the Board in March 2003.  Mr. Simone currently serves as an independent consultant to several venture capital firms and venture-funded private companies.  Mr. Simone was Executive Chairman of SpeedFam-IPEC, Inc., a semiconductor equipment company, from June 2001 to December 2002 when it was acquired by Novellus Systems, Inc.  He served as a director of and a consultant to Active Controls eXperts, Inc. (“ACX”), a leading supplier of precision motion control and smart structures technology, from January 2000 to August 2000, and was President and a director of ACX from August 2000 to February 2001 when it was acquired by Cymer, Inc.  He served as President, Chief Executive Officer and director of Xionics Document Technologies, Inc., a provider of embedded software solutions for printer and copier manufacturers, from April 1997 until Xionics’ merger with Oak Technology, Inc. in January 2000.  Mr. Simone’s previous experience includes seventeen years with GCA Corporation, a manufacturer of semiconductor photolithography capital equipment, holding various management positions including President and director.  Mr. Simone also serves on the boards of directors of several other private and public companies.  Mr. Simone brings to the Board extensive experience in the management and operation of technology companies, particularly in the microelectronics industry, and is an “audit committee financial expert” as defined by the regulations promulgated by the Securities and Exchange Commission.

Unless otherwise instructed, each proxy received by us will be voted in favor of the election of the nominees named above as directors.  The nominees have indicated that they are willing and able to serve as directors if elected.  If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, in their discretion, for such other persons as may be designated as nominees by our Board.

The Board of Directors recommends a vote “FOR” the election of all of the nominees named in this proxy statement as directors.

Other Directorships

Dr. Kadia previously served on the board of directors of one other publicly reporting company, Volcano Corporation, from March 2013 to February 2015.  Dr. Kadia does not currently serve, and during the past five years has not served, on the board of directors of any other publicly reporting company or investment company.

Mr. Khaykin previously served on the boards of directors of two other publicly reporting companies, International Rectifier Corporation from March 2008 to January 2015, and Zarlink Semiconductor, Inc. from November 2007 to October 2011.  Mr. Khaykin does not currently serve, and during the past five years has not served, on the board of directors of any other publicly reporting company or investment company.

Mr. Phillippy currently serves on the board of directors of one other publicly reporting company, ESCO Technologies Inc.  Mr. Phillippy does not currently serve, and during the past five years has not served, on the board of directors of any other publicly reporting company or investment company.

Mr. Potashner previously served on the boards of directors of two other publicly reporting companies, Parametric Sound Corporation from 2011 to 2014, and California Micro Devices Corporation from 2009 to 2010.  Mr. Potashner does not currently serve, and during the past five years has not served, on the board of directors of any other publicly reporting company or investment company.

Mr. Simone currently serves on the boards of directors of two other publicly reporting companies, Monotype Imaging, Inc. and Veeco Instruments, Inc.  Mr. Simone previously served on the boards of directors of two additional publicly reporting companies, Cymer, Inc. from 1993 to 2013, and Inphi Corporation from 2010 to 2013.  Mr. Simone does not currently serve, and during the past five years has not served, on the board of directors of any other publicly reporting company or investment company.

No other director currently serves, or during the past five years has served, on the board of directors of any other publicly reporting company or investment company.

CORPORATE GOVERNANCE

We are committed to promoting the best interests of our stockholders by maintaining sound corporate governance practices and the highest standards of responsibility and ethics.  Our Board of Directors has adopted Corporate Governance Guidelines, which consist of written standards relating to, among other things, the composition, leadership, operation and evaluation of the Board and its committees.  The Corporate Governance and Nominating Committee of our Board reviews and evaluates, at least annually, the adequacy of and our compliance with such guidelines.  A copy of our Corporate Governance Guidelines is available on our Internet site at www.newport.com/corporategovernance.  We will also provide an electronic or paper copy of these guidelines, free of charge, upon request made to our Corporate Secretary.

Board of Directors

Independence

With the exception of Mr. Phillippy, who serves as our President and Chief Executive Officer, all of the members of our Board of Directors are “independent” as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.  Michael T. O’Neill and C. Kumar N. Patel, who served on our Board until their retirement in May 2014, were also “independent” as defined by such Rule.  Our Board has determined that no current member of the Board has a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.  The independence of each director is reviewed periodically to assess the appropriateness of each director’s service on board committees and to ensure that at least a majority of our Board is independent.

Board Leadership

At such times as an independent director is serving as Chairman of the Board, the leadership of the Board is the responsibility of the Chairman.  Mr. Potashner, who is an independent director, has served as Chairman of the Board since September 2007.  In accordance with our Corporate Governance Guidelines, if a non-independent director, such as our Chief Executive Officer, is serving as Chairman of the Board, the leadership of the Board would be shared by the Chairman and a lead independent director who would be appointed by the independent directors from among themselves.  We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees.  The Board reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve.  At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor and mitigate such risks.  The Board’s role in risk oversight has no effect on the Board’s leadership structure.

The committees of our Board provide certain additional risk oversight functions.  The Audit Committee of our Board provides risk oversight, focusing in particular on financial and credit risk, as well as cybersecurity risks and risks associated with certain regulatory compliance matters.  The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results, our internal control over financial reporting and our other internal audit activities, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing and other activities affecting our capital structure.  The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices.  The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risks that may arise from our compensation policies and practices for all employees.

Meetings

It is the policy of our Board to hold at least four regular, in-person meetings each year, typically in February, May, August and November.  The regular meeting held in May of each year coincides with our annual meeting of stockholders.  In addition, our Board holds special meetings as and when deemed necessary by the directors.  We have not adopted a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders; however, generally, all directors attend such meetings.  All directors who were serving on our Board at the time of our 2014 annual meeting of stockholders attended such meeting.

Our Board held ten meetings (including telephonic meetings) during the fiscal year ended January 3, 2015.  Each director attended more than seventy-five percent of the aggregate of the number of meetings of the Board (held during the period in which he or she served as a director) and the total number of meetings held by all committees of the Board on which he or she served (held during the period in which he or she served on such committees).

Private Sessions

Our independent directors meet privately, without management present, at least four times during the year.  These private sessions are generally held in conjunction with the regular quarterly Board meetings.  Other private meetings are held as often as deemed necessary by the independent directors.

Board Evaluation

The Corporate Governance and Nominating Committee evaluates the performance of the Board on an annual basis.  As part of this evaluation during the past several years, self-assessment questionnaires have been completed by the individual non-employee directors.  The self-assessment questionnaire is intended to assist the Corporate Governance and Nominating Committee in evaluating the Board and identifying ways to improve Board practices and enhance the Board’s overall effectiveness.  It addresses matters such as the size and composition of the Board, the structure and responsibilities of the Board’s committees, the key areas of focus and the sufficiency of the depth and breadth of topics reviewed and discussed by the Board, the skills and experience of directors and their knowledge regarding Newport’s business, and other matters pertaining to the organization and activities of the Board.  The responses to the self-assessment are compiled and summarized by our General Counsel, with all individual responses and comments kept anonymous, and the overall findings are presented to and reviewed by the Corporate Governance and Nominating Committee.  Based on its evaluation of the Board’s performance, the Corporate Governance and Nominating Committee may recommend actions to address any concerns raised and/or to improve Board practices.

Committees of the Board

Our Board has three separate standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  Each committee operates under a written charter adopted and reviewed annually by the Board.  Copies of the charters of all standing committees are available on our Internet site at www.newport.com/corporategovernance.  We will also provide electronic or paper copies of the standing committee charters free of charge, upon request made to our Corporate Secretary.  The Board may establish other committees from time to time as deemed appropriate by the Board based on the needs of the Board and the company.

Audit Committee

The Audit Committee is comprised of three directors.  The current members are Messrs. Simone (Chairman) and Khaykin and Dr. Kadia.  Dr. Patel also served on the Audit Committee during 2014 until he retired from the Board in May 2014, and Mr. Potashner served on the Audit Committee from May 2014 until Dr. Kadia’s appointment to the committee in February 2015.  None of the members serving on the Audit Committee currently or during 2014 are or have been our officers or employees, and each member qualifies as an independent director as defined by Rules 5605(a)(2) and (c)(2) of the Nasdaq Listing Rules and Section 10A(m) of the Exchange Act and Rule 10A-3 thereunder.  The Board has determined that Messrs. Khaykin and Simone are “audit committee financial experts” as defined by the regulations promulgated by the Securities and Exchange Commission.  The Audit Committee held eight meetings (including telephonic meetings) during the fiscal year ended January 3, 2015.

The Audit Committee has the sole authority to appoint and, when deemed appropriate, replace our independent auditors, and to compensate and oversee the work of our independent auditors.  The Audit Committee has a policy of pre-approving all audit and permissible non-audit services provided by our independent auditors and the fees associated therewith.  The Audit Committee has, among other things, the responsibility to:

•                  evaluate the qualifications and independence of our independent auditors;

•                  review and approve the scope and results of the annual audit;

•                  evaluate independently and with our independent auditors our financial and internal audit staff and the adequacy and effectiveness of our systems and internal control over financial reporting;

•                  review and discuss with management and the independent auditors the content of our financial statements prior to the filing of our quarterly reports on Form 10-Q and annual reports on Form 10-K;

•                  review the content and clarity of our press releases and related Securities and Exchange Commission reports regarding our operating results and other financial matters;

•                  review significant changes in our accounting policies;

•                  review and approve transactions with related persons for which disclosure and/or approval is required under applicable law, including Securities and Exchange Commission and Nasdaq rules;

•                  establish procedures for receiving, retaining and investigating reports of illegal acts involving us or complaints or concerns regarding questionable accounting or auditing matters, and supervise the investigation of any such reports, complaints or concerns;

•                  establish procedures for the confidential, anonymous submission by our employees of concerns or complaints regarding questionable accounting or auditing matters;

•                  oversee our internal audit function, including the selection and removal of senior internal audit management and the review of internal audit plans and findings;

•                  review and discuss assessments conducted by management with respect to our major financial and credit risk exposures, as well as cybersecurity and anticorruption risk exposures, and actions being taken to monitor and control such exposures;

•                  periodically meet with our independent auditors without management present;

•                  adopt and periodically review and assess our investment policy, and oversee the management of our investment portfolio and evaluate the performance of our portfolio managers, during times in which we maintain a managed investment portfolio; and

•                  review and approve or make recommendations to the Board with respect to certain significant spending proposals.

Compensation Committee

The Compensation Committee is comprised of three directors.  The current members are Messrs. Khaykin (Chairman) and Potashner and Dr. Murray.  Mr. O’Neill and Dr. Patel also served on the Compensation Committee during 2014 until they retired from the Board in May 2014.  None of the members serving on the Compensation Committee currently or during 2014 are or have been our officers or employees, and each member qualifies as an independent director as defined by Rules 5605(a)(2) and (d)(2) of the Nasdaq Listing Rules.

The Compensation Committee held five meetings during the fiscal year ended January 3, 2015.  The Compensation Committee has, among other things, the responsibility to:

•                  develop and implement and review the competitiveness of our executive compensation programs, evaluate and take into consideration the results of stockholder advisory votes on executive compensation, and approve all cash and equity compensation for our Chief Executive Officer and other executive officers;

•                  oversee the development of and administer our long-term incentive plans, including equity-based incentive plans;

•                  develop guidelines for and approve awards to key personnel under our equity-based incentive plans;

•                  review and discuss assessments conducted by management with respect to risks that may arise from our compensation policies and practices for all employees; and

•                  evaluate the form and amount of director compensation and make recommendations to the Board related thereto.

Additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation is included under the sections entitled “Compensation Discussion and Analysis” beginning on page 13, and “Director Compensation” beginning on page 36, of this proxy statement.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is comprised of three directors.  The current members are Messrs. Potashner (Chairman) and Simone and Dr. Murray.  Dr. Patel also served on the Corporate Governance and Nominating Committee during 2014 until his retirement in May 2014.  None of the members serving on the Corporate Governance and Nominating Committee currently or during 2014 are or have been our officers or employees, and each member qualifies as an independent director as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.  The Corporate Governance and Nominating Committee held three meetings during the fiscal year ended January 3, 2015.

The Corporate Governance and Nominating Committee ensures that the Board is properly constituted to meet its fiduciary obligations to Newport and our stockholders and that we have and follow appropriate governance standards.  To carry out this purpose, the Corporate Governance and Nominating Committee has, among other things, the responsibility to:

•                  develop, continually assess and monitor compliance with our corporate governance guidelines;

•                  evaluate the size and composition of our Board, the criteria for Board membership and the independence of Board members;

•                  oversee the evaluation of the performance of our Board and its committees and our management;

•                  assist our Board in establishing appropriate committees and recommend members for such committees;

•                  identify, evaluate and recommend to our Board candidates for nomination and election as members of our Board; and

•                  review and make recommendations to our Board regarding our responses to proposals and advisory votes received from stockholders, and engage in discussions with the proponents of approved stockholder proposals.

Identifying and Evaluating Director Candidates

The Corporate Governance and Nominating Committee identifies potential director candidates through a variety of sources, including recommendations made by current or former directors, members of our executive management, stockholders and business, academic and industry contacts.  When appropriate, a search firm may be retained by the Corporate Governance and Nominating Committee to identify director candidates.  Dr. Kadia, who was appointed to the Board in December 2014, was identified as a director candidate by our chief financial officer, who had been introduced to Dr. Kadia by a business contact.

There are no specific minimum qualifications that the Corporate Governance and Nominating Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us.  The Corporate Governance and Nominating Committee reviews and assesses at least annually the size and composition of our Board and the criteria for Board membership, including business background, experience, judgment, independence, character, age, diversity, and other relevant matters.  Director candidates are evaluated based on such established criteria and certain provisions of our bylaws.  Our Board does not have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

In assessing the composition of the Board, the Corporate Governance and Nominating Committee considers the Board’s current and anticipated needs, and makes every effort to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business and the markets that we serve.  In evaluating a potential director candidate, the Corporate Governance and Nominating Committee considers all relevant information regarding the candidate, including the membership criteria stated above, and whether the candidate would meet the Corporate Governance and Nominating Committee’s objectives for the overall composition of the Board, as well as the candidate’s ability and willingness to devote adequate time to Board responsibilities.  When appropriate, the Corporate Governance and Nominating Committee will recommend qualified candidates for nomination by the full Board.  Any stockholder may recommend candidates for evaluation by the Corporate Governance and Nominating Committee by submitting a written recommendation to our Corporate Secretary in accordance with the requirements described under the heading “Stockholder Nominations” below.  The Corporate Governance and Nominating Committee will consider any such recommended candidates in the same manner as all other proposed candidates in accordance with these standards.

Stockholder Nominations

In accordance with our bylaws, stockholders may nominate a candidate for election as director by delivering a written notice to our Corporate Secretary at least ninety (90) days prior to the date corresponding to the record date of our previous year’s annual meeting in the event of election at an annual meeting, and at least seventy-five (75) days prior to the initiation of solicitation to our stockholders for election in the event of election other than at an annual meeting.  Such notice shall set forth (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the number of shares (if any) of our capital stock that are beneficially owned by such nominee, and (4) such other information concerning such nominee as would be required under the then-current rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee.  Any such notice shall be accompanied by a signed consent of such nominee to serve as a director, if elected.  If the Corporate Governance and Nominating Committee or the Board determines that any nomination made by a stockholder was not made in accordance with the foregoing procedures, the rules and regulations of the Securities and Exchange Commission or other applicable laws or regulations, such nomination will be void.  Our bylaws also contain certain restrictions on the eligibility of a person to be elected or to serve as a director who is an employee, officer, director or agent of, or is otherwise affiliated with, a business entity that competes with us, as more specifically described in our bylaws.  Such restrictions will also be taken into account in determining whether any nomination made by a stockholder is proper.

Communications with our Board

Any stockholder may communicate with our Board, any Board committee or any individual director.  All communications should be made in writing, addressed to the Board, the Board committee or the individual director, as the case may be, in care of our Corporate Secretary, mailed or delivered to our corporate offices at 1791 Deere Avenue, Irvine, California 92606.  Our Corporate Secretary will forward or otherwise relay all such communications to the intended recipient(s).

Corporate Responsibility

Code of Ethics

Our Board has adopted a written code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and persons performing similar functions.  Such code of ethics consists of standards that, among other things, are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or furnish to, the Securities and Exchange Commission and/or make in other public communications; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code of ethics to our Legal Department and/or our Audit Committee; and accountability for adherence to the code of ethics.  A copy of our code of ethics is available on our Internet site at www.newport.com/corporategovernance.  We will also provide an electronic or paper copy of the code of ethics, free of charge, upon request made to our Corporate Secretary.  If any substantive amendments are made to the written code of ethics, or if any waiver (including any implicit waiver) is granted from any provision of the code of ethics to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver on our Internet site at www.newport.com/corporategovernance or, if required, in a current report on Form 8-K.

Procedures for Submitting Complaints Regarding Accounting and Auditing Matters

We are committed to compliance with all applicable securities laws and regulations, accounting standards and accounting controls.  The Audit Committee has established written procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns or complaints regarding such matters.  The Audit Committee oversees the handling of such concerns or complaints.  The procedures for non-employees to submit concerns or complaints regarding accounting, internal accounting controls and auditing matters are available on our Internet site at www.newport.com/corporategovernance.  We will also provide an electronic or paper copy of these procedures free of charge, upon request made to our Corporate Secretary.

EXECUTIVE OFFICERS

We currently have five executive officers who serve at the pleasure of our Board and are elected on an annual basis:

Name	Age	Title

Robert J. Phillippy	54	President and Chief Executive Officer

Charles F. Cargile	50	Senior Vice President, Chief Financial Officer and Treasurer

Jeffrey B. Coyne	48	Senior Vice President, General Counsel and Corporate Secretary

David J. Allen	60	Senior Vice President and General Manager, Lasers Group

Dennis L. Werth	60	Senior Vice President and General Manager, Photonics Group

Mr. Phillippy’s biography is presented beginning on page 5.  The biographies of our other executive officers are set forth below.

Charles F. Cargile joined us in October 2000 as Vice President and Chief Financial Officer.  In July 2004, he was appointed Senior Vice President.  He has also served as Treasurer since April 2013 and previously from February 2005 until April 2010.  Prior to joining us, Mr. Cargile was Vice President, Finance and Corporate Development for York International Corporation (now a division of Johnson Controls, Inc.), a manufacturer of air conditioning and refrigeration products.  He joined York in November 1998, and served in a number of executive positions, including Corporate Controller and Chief Accounting Officer, until his promotion to Vice President, Finance and Corporate Development in February 2000.  Prior to joining York, Mr. Cargile was employed by Flowserve Corporation, a global company engaged in the design, manufacture, distribution and service of industrial flow management equipment, in various positions, most recently as Corporate Controller and Chief Accounting Officer from February 1995 to November 1998.

Jeffrey B. Coyne joined us in June 2001 as Vice President, General Counsel and Corporate Secretary.  In July 2004, he was appointed Senior Vice President, with responsibility for human resources in addition to legal affairs.  Prior to joining us, Mr. Coyne was a partner in the Corporate and Securities Law Department of Stradling Yocca Carlson & Rauth, our outside corporate counsel, from January 2000 to June 2001, and was an associate attorney at such firm from February 1994 to December 1999.  From November 1991 to February 1994, Mr. Coyne was an associate attorney at Pillsbury Madison & Sutro (now Pillsbury Winthrop Shaw Pittman LLP), an international law firm.  Mr. Coyne is a member of the State Bar of California and the Orange County Bar Association.

David J. Allen joined us in March 2007 as Vice President and General Manager of our Lasers Division.  In May 2012, he was appointed as Senior Vice President, and he now holds the position of Senior Vice President and General Manager of our Lasers Group.  Prior to joining us, from October 1999 to July 2006, Mr. Allen was employed by Agilent Technologies, Inc., a global provider of measurement and analytical instrumentation, and Avago Technologies, Inc., a company which was formed in December 2005 by the spin-off of Agilent’s semiconductor products division.  During such time, he held a number of management positions, most recently serving as Vice President and General Manager, Fiber Optics Products Division from April 2004 to July 2006, as Vice President and General Manager, Networking Solutions Business Unit from November 2003 to December 2005, and as Vice President and General Manager, Personal Systems Business Unit from November 2001 to October 2003.  Prior to his positions with Agilent and Avago, Mr. Allen held various management positions at Hewlett-Packard Company from December 1984 to October 1999.  Prior to joining Hewlett-Packard Company, Mr. Allen held various sales positions at General Electric Company.

Dennis L. Werth joined us in July 2004, serving as Senior Director and General Manager of the Oriel Instruments business, which we acquired as a part of our acquisition of Spectra-Physics, until February 2005.  From February 2005 to January 2013, Mr. Werth served as Vice President of the Precision Components and Systems Business of our former Photonics and Precision Technologies Division.  In January 2013, in connection with the realignment of our operating groups, he was appointed as Senior Vice President and General Manager of our Photonics Group, which includes the Precision Components and Systems Business and the photonics businesses of our former Ophir Division.  Prior to joining Oriel Instruments in January 2004, Mr. Werth was the Chief Operating Officer of Isowave, a supplier of advanced optical materials and fiber optic components serving the telecommunications and R&D markets, from July 2001 to December 2003.  From November 1996 to June 2001, he served as Business Segment Leader, Electronic Components and Electronic Article Surveillance, at Allied Signal, Inc., a diversified manufacturer, which merged with Honeywell, Inc. in 1999.  Prior to joining Allied Signal, from May 1985 to June 1996, Mr. Werth held various management positions of increasing responsibility at Amoco Corporation, most recently serving as Vice President of Marketing and Business Development of that company’s ATx Telecom Systems, Inc. subsidiary (formerly, Amoco Laser Company, which Mr. Werth co-founded in 1987 and which was sold to Scientific Atlanta in June 1996).

Family Relationships

There are no family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about the compensation objectives and policies for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers (our “named executive officers”) to give context to the information contained in the compensation tables that follow this Compensation Discussion and Analysis.  In this Compensation Discussion and Analysis, we refer to the Compensation Committee of our Board as the “Committee,” and the terms “we,” “us,” “our” and “Newport” refer to the company.

Executive Summary

Highlights of 2014 Performance

Newport delivered a strong performance in 2014, highlighted by the following achievements:

•                  Our net sales grew 8% year-over-year, to $605.2 million, the highest level in our history;

•                  We leveraged this sales growth to increase our non-GAAP operating profit by approximately 21% and our non-GAAP earnings per diluted share by approximately 28% compared with 2013 (see Appendix A to this proxy statement for a reconciliation of such non-GAAP amounts to our corresponding GAAP results);

•                  Our new orders in 2014 were $636.0 million, also an all-time record for Newport; and

•                  We continued to make good progress on our strategic initiatives, introducing over 100 new products, achieving new design wins for customer programs, and completing the acquisition of V-Gen, Ltd.

As a result of our strong financial performance, our named executive officers received payouts under our cash incentive plan ranging from approximately 132% to 143% of their target annual incentives for 2014, as discussed in more detail below.  We also achieved the profitability threshold established for the restricted stock unit awards granted to our executives in 2014, and so those awards will continue to vest in accordance with their time-based vesting schedule.

Compensation Philosophy

Emphasis on Pay-for-Performance.  The core of Newport’s executive compensation philosophy and practice continues to be to pay-for-performance.  Newport’s executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns.  We believe that our compensation program is strongly aligned with the long-term interests of our stockholders.  A significant portion of each named executive officer’s total compensation is tied to the achievement of pre-established performance objectives, and for 2014, performance-based compensation accounted for approximately 51% to 63% of each named executive officer’s target total direct compensation, as follows:

•                  Our cash incentive plan provides for payouts that are 100% tied to the achievement of financial performance goals, and the payouts for all financial measures are conditioned upon the achievement of at least the minimum level for each executive’s primary profitability goal.

•                  In addition, the vesting of all restricted stock unit awards granted to our executives in 2014 was conditioned upon achievement of a profitability threshold for 2014, in addition to time-based vesting over a three-year period.

A breakdown of the elements of Mr. Phillippy’s compensation, as percentages of his target total direct compensation for 2014, is shown in Figure 1 below.  An average breakdown of the elements of compensation of our other named executive officers, as percentages of target total direct compensation for 2014, is shown in Figure 2 below.

Breakdown of Elements of 2014 Target Total Direct Compensation

Robert J. Phillippy, President and CEO	Average of Other Named Executive Officers

Figure 1	Figure 2

In Figures 1 and 2 above, the percentages of 24% for Mr. Phillippy and 21% for all other named executive officers correspond to the target payouts under our cash incentive plan, which are 100% tied to the achievement of financial performance goals.  The percentages of 39% for Mr. Phillippy and 32% for all other named executive officers correspond to the grant date values of restricted stock units awarded to the executives in 2014, the vesting of which was conditioned upon achievement of a profitability threshold for 2014, in addition to time-based vesting over a three-year period.  The percentages of 16% for Mr. Phillippy and 14% for all other named executive officers correspond to the grant date values of stock-settled stock appreciation rights awarded to the executives in 2014, which are subject to time-based vesting over a three-year period.  The percentages of 21% for Mr. Phillippy and 33% for all other named executive officers correspond to the 2014 base salaries of the executives.

This emphasis on pay-for-performance causes our executives’ actual compensation to fluctuate with, and be commensurate with, our actual financial performance for the year.  Figure 3 below illustrates the average payout received by our named executive officers under our cash incentive plans in effect over the past four years, as a percentage of the target annual incentive, relative to our non-GAAP net income performance for such year.  See Appendix A to this proxy statement for a reconciliation of our GAAP and non-GAAP net income results for such years.

Figure 3

As discussed above, based on our strong financial performance in 2014, our named executive officers received payouts that exceeded the target payouts under our cash incentive plan.  By contrast, in 2012 and 2013, we did not meet most of the performance objectives set by our Board under our cash incentive plans.  Consequently, none of the named executive officers received any payouts for 2013, and only two named executive officers received payouts for 2012, which were significantly below their target payout levels.  We believe that these results demonstrate the strong linkage between Newport’s performance and the compensation of our executives.

Alignment with Long-Term Interests of Stockholders.  We provide a significant portion of each named executive officer’s total compensation in the form of equity awards that vest over multiple years, which encourages the executive to remain employed by us and to drive sustained, long-term financial performance.  In 2014, our executives received a combination of restricted stock units with both a performance-based condition and a three-year time-based vesting schedule, and stock-settled stock appreciation rights with a three-year time-based vesting schedule.  The stock appreciation rights awarded to our executives are intended to incentivize them to drive performance that will increase stockholder value, as executives can realize value under the awards only if and to the extent that our stock price increases following the grant date.  We believe that the types and structure of equity awards granted to our executives align the interests of our executives with those of our stockholders to build long-term stockholder value, while also minimizing stockholder dilution.

Competitive Pay Reflecting Best Practices.  We pay compensation to our named executive officers at levels that are competitive with other technology companies of similar size and scope, as measured by a range of annual revenue, number of employees and market capitalization.  The Committee targets total direct compensation at approximately the 50th percentile of market, with actual realized pay and competitive positioning designed to fluctuate with and be commensurate with our actual performance relative to the financial objectives set by the Committee.  For 2014, based on peer group compensation data received from the Committee’s compensation consultants in November 2012 and other factors, the Committee determined that the target total direct compensation of our executive officers continued to be below the 50th percentile of market, and accordingly approved certain increases to the compensation of our named executive officers, as discussed in more detail below.  Such increases brought Mr. Phillippy’s target total direct compensation to a level that was approximately 13% below the 50th percentile of market, and brought the target total direct compensation of the other named executive officers within a range of approximately 5% above to 8% below the 50th percentile of market, based on the 2012 peer group data.  Consistent with the Committee’s pay-for-performance philosophy, such increases were more heavily weighted towards performance-based compensation.

Compensation Governance

As discussed above, the core of Newport’s executive compensation continues to be pay-for-performance.  In addition, the Committee continually monitors and considers best practices in compensation governance.  The Committee’s compensation governance framework includes the following features:

•                  The Committee is comprised entirely of directors who meet the independence standards of the Securities and Exchange Commission and Nasdaq;

•                  The Committee’s independent compensation consultants are retained directly by the Committee and perform no other material services for Newport;

•                  Our executive compensation program includes a combination of sales, profitability and cash flow objectives and short-term and long-term incentives, to mitigate the risk of excess focus on any one area, and do not incentivize excessive risk taking by our executives;

•                  None of our executive officers have other than “at will” employment agreements;

•                  Our change-of-control agreements with our executives are structured as “double trigger” agreements that provide for payment only if the executive’s employment is terminated following a change-of-control;

•                  We prohibit our executives from engaging in any hedging or other speculative transactions involving Newport securities; and

•                  We maintain stock ownership guidelines applicable to our director and executive officers.

Overview of Executive Compensation Program and Objectives

Our executive compensation program is intended to fulfill three primary objectives: first, to attract and retain the high-caliber executives required for the success of our business; second, to reward these executives for strong financial and operating performance; and third, to align their interests with those of our stockholders to incentivize them to create long-term stockholder value.

To fulfill these objectives, the Committee has adopted the following policies:

•                  paying compensation that is competitive with other technology companies in our markets and in our geographic locations that have revenue levels, number of employees and market capitalization that are comparable with ours;

•                  tying a significant portion of our executives’ total compensation to performance, by:

•                  providing cash incentives that are tied to the achievement of pre-established financial performance objectives; and

•                  providing long-term equity-based incentives, significant portions of which are tied to the achievement of pre-established financial performance objectives, and for which the value ultimately realized by the executive is tied to our stock price; and

•                  providing significant long-term incentives to executives to encourage them to remain with Newport for long and productive careers and to build long-term stockholder value.

Implementation of Our Compensation Objectives and the Role of Our Compensation Committee

Our executive compensation program is overseen and administered by the Committee, which is comprised entirely of independent directors as determined in accordance with applicable Nasdaq, Securities and Exchange Commission and Internal Revenue Service rules.  The Committee operates under a written charter adopted and reviewed annually by our Board.  A copy of this charter is available on our Internet site at www.newport.com/corporategovernance.  We will also provide electronic or paper copies of this charter, free of charge, upon request made to our Corporate Secretary.

The Committee is guided by the above policies in designing and administering our executive compensation program.  In determining the particular elements of compensation that will be used to implement these compensation policies and the allocation of compensation among these elements, the Committee takes into consideration a number of factors related to our performance, such as our revenue, profit and other financial performance and goals, as well as competitive practices among our peer companies.  The Committee also evaluates risk factors associated with our businesses in determining our compensation policies and the components of our executive compensation program.  The Chairman of the Committee also serves as a member of the Audit Committee, which provides the Committee with further insight regarding our business risks and additional information in considering the impact of those risks on our compensation structure and pay practices.

The Committee typically determines each executive’s target total annual cash compensation (salary and cash incentive) and target total direct compensation (salary, cash incentive and long-term equity incentive) after reviewing similar compensation information from a group of peer companies in the technology industry with whom we compete for executive talent.  This review generally occurs in the second half of each year, in order to align the Committee’s compensation decisions with our operating planning process.  Any adjustments to compensation will then become effective for the next succeeding year.  Adjustments to base salaries (if any) are generally effective as of April 1 of each year and adjustments to target incentives (if any) are effective for the full succeeding year.

The Committee engaged compensation consultants, Radford Compensation Consulting (“Radford”), a consulting unit of Aon Inc. (“Aon”), in the second half of 2012 to conduct a market study of executive compensation levels, which the Committee reviewed in August and November of 2012 in connection with its executive compensation determinations for 2013.  In August 2013, in light of business conditions at that time and our outlook for 2014, the Committee determined that it was not necessary to conduct a new market study of executive compensation levels.  As such, in November 2013, the Committee reviewed the market data and recommendations that had been provided by Radford in 2012 and used such data and recommendations (with minor adjustments based on trend data) to assist the Committee in establishing compensation levels and plans for 2014.  The Committee most recently engaged Radford to conduct a market survey of executive compensation levels in August 2014, which the Committee reviewed in connection with its executive compensation determinations for 2015.

In connection with the Committee’s review of executive compensation in August and November of 2012, the Committee considered the following 26 technology companies with similar industry focus to Newport’s, and of similar size and scope as Newport, as measured by ranges of annual revenue, number of employees and market capitalization:

ATMI, Inc.	GSI Group, Inc.	Oclaro, Inc.
Brooks Automation, Inc.	II-VI Incorporated	OmniVision Technologies, Inc.
Cabot Microelectronics Corp.	Intersil Corp.	Photronics, Inc.
Ceradyne, Inc.	ION Geophysical Corp.	QLogic Corp.
Coherent, Inc.	IPG Photonics, Inc.	Rofin-Sinar Technologies, Inc.
Cymer, Inc.	Kulicke and Soffa Industries, Inc.	Silicon Laboratories, Inc.
Emulex Corp.	Microsemi Corp.	Standard Microsystems Corp.
Entegris, Inc.	MKS Instruments, Inc.	Veeco Instruments, Inc.
FEI Company	National Instruments Corp.

Newport ranked in the 49th percentile with respect to revenue and income, 82nd percentile with respect to number of employees, and 16th percentile with respect to market capitalization, of this peer group.

The peer group considered by the Committee in 2014, in connection with its review of executive compensation for 2015, is comprised of substantially the same companies as the peer group utilized in 2012.  Six companies were removed from the peer group in 2014 because they had been acquired or no longer met the selection criteria for the peer group, and five new companies meeting the targeted profile were added to the peer group.

Data on the compensation practices of these peer companies is generally gathered by the Committee’s compensation consultants through searches of publicly available information, as well as the Radford Global Technology Survey.  Peer group data is gathered with respect to target total direct compensation, which includes base salary, target annual incentive and target annual equity awards (including stock options, stock appreciation rights and restricted stock), but excludes pension and deferred compensation benefits and benefits that are generally available to all employees, such as 401(k) plan matching contributions and health care coverage.

The Committee generally targets base salaries, target annual incentive compensation and equity compensation at the 50th percentile of the peer group, and ties a significant portion of our executives’ total compensation to the achievement of pre-established performance objectives and/or increases in the price of our stock, which the Committee believes helps to align the interests of executives with those of our stockholders.  The base salary, target annual incentive compensation and equity compensation amounts for each executive may vary from the 50th percentile of the peer group data depending on the factors the Committee considers most relevant each year, which include an executive’s performance, the scope of the executive’s position and responsibilities, and internal pay equity among our executive officers.

Role of Compensation Consultants in the Compensation Determination Process

The Committee has the authority to engage its own compensation consultants and other independent advisors to assist in designing and administering our executive compensation policies and programs.  The Committee directly engaged Radford in the second half of 2012 and in the second half of 2014 to conduct market studies of compensation levels and structures, which included a review and analysis of (i) executive cash and equity compensation, (ii) broad-based equity compensation, and (iii) non-employee director cash and equity compensation.  For both market studies, Radford was requested by the Committee to present assessments of our compensation levels relative to our peer companies and to provide recommendations regarding the compensation levels and the structure of our compensation plans.

The Committee reviewed the market data and recommendations that had been provided by Radford in 2012 and used such data and recommendations (with minor adjustments based on trend data) to assist the Committee in establishing compensation levels and plans for 2014.  In February 2014, in connection with its consideration of the cash incentive plan structure for 2014, one of the factors considered by the Committee was the recommendation of The Alexander Group, a compensation consultant engaged by management to review our non-executive incentive plans, that moving to six-month performance periods would allow for more effective goal setting given the cyclicality of certain areas of our business.  The Committee reviewed updated assessments and recommendations provided by Radford in August and November of 2014, as well as supplemental data provided by Radford in February 2015, and used them to assist the Committee in establishing compensation levels and plans for 2015.

Separate units of Aon performed advisory and brokerage services for us in 2014 relating to certain lines of insurance.  The fees for such other services performed by Aon did not exceed $120,000 during our fiscal year ended January 3, 2015.  The Alexander Group did not perform any services for us in 2014 other than their review of our non-executive incentive plans, the fees for which did not exceed $120,000 during 2014.  The Committee has evaluated the relationships among Newport, the Committee, Aon and Radford, as well as the relationships among Newport, the Committee and The Alexander Group, taking into account the following six factors: (i) the provision of other services to Newport by such consultants; (ii) the amount of fees received from Newport by such consultants, as a percentage of their total revenue; (iii) the policies and procedures of such consultants that are designed to prevent conflicts of interest; (iv) any business or personal relationships of such consultants with a member of the Compensation Committee; (v) any Newport stock owned by such consultants; and (vi) any business or personal relationships of such consultants with any of Newport’s executive officers, and has determined that no conflicts of interest have been raised by the work performed by such consultants in making recommendations relating to Newport’s executive and director compensation.

Role of Management in the Compensation Determination Process

The Committee periodically meets with our Chief Executive Officer and/or other executive officers to obtain recommendations with respect to compensation programs for executives and other employees.  Our Chief Executive Officer makes recommendations to the Committee on the base salaries, incentive targets and measures and equity compensation for our executives and other key employees, generally in accordance with the recommendations of the Committee’s compensation consultants but occasionally proposing adjustments for reasons of individual performance and scope of responsibility, internal equity and retention risk.  The Committee considers, but is not bound to and does not always accept, management’s recommendations with respect to executive compensation.  The Committee has made modifications to several of management’s proposals in recent years.  Our Chief Executive Officer and certain other executives attend most of the Committee’s meetings, but the Committee also holds private sessions outside the presence of members of management and non-independent directors.  The Committee discusses our Chief Executive Officer’s compensation package with him, but makes decisions with respect to his compensation without him present.  The Committee has delegated to management the authority to make decisions regarding salary adjustments, annual incentives and long-term incentive awards for employees other than executive officers and certain other members of senior management under guidelines set by the Committee.  The Committee has not delegated any of its authority with respect to the compensation of executive officers and certain other members of senior management.

Consideration of Results of Advisory Votes of Stockholders on Executive Compensation

The Committee is very interested in the ideas and concerns of our stockholders regarding executive compensation matters, and pursuant to Rule 14a-21(a) promulgated under the Exchange Act, we periodically seek approval of the compensation of our named executive officers from our stockholders on an advisory basis.  At our 2014 annual meeting of stockholders, we held an advisory vote for our stockholders to approve the compensation of our named executive officers.  The holders of approximately 95% of the shares of our common stock present and entitled to vote on the proposal voted in favor of the approval of the compensation of our named executive officers.  The Committee considered the results of this vote and, based in part on the level of support received from our stockholders, the Committee determined not to make any significant changes to our executive compensation programs and policies.

Based on the significant support expressed by our stockholders at our 2011 annual meeting for holding such advisory votes on an annual basis, our Board determined that we will seek advisory votes on the approval of executive compensation on an annual basis until our annual meeting in 2017, at which time we will ask our stockholders to approve, on an advisory, non-binding basis, how frequently thereafter we will seek an advisory vote from stockholders on the approval of executive compensation.  Although such advisory votes are not binding on us, the Committee values feedback from our stockholders, and has considered, and will continue to consider in the future, the outcomes of such votes in developing compensation programs and making compensation decisions.

At our 2015 annual meeting, we will be seeking an advisory vote on the approval of the compensation of our named executive officers as disclosed in this proxy statement, as described in Proposal Four beginning on page 57.

Elements of 2014 Executive Compensation Program

There are four major elements that comprise our executive compensation program: (i) base salary; (ii) cash incentives; (iii) long-term equity incentives; and (iv) executive perquisites and benefits, retirement benefits provided under our 401(k) plan, and other generally available benefit programs.  The Committee has selected these elements because it believes that each helps to fulfill one or more of the principal objectives of our executive compensation policy.  The Committee believes that the combination of these compensation elements is effective in achieving the objectives of our executive compensation program.  The Committee will continue to review all elements of our executive compensation program on at least an annual basis to ensure that they remain competitive and that each element continues to be effective in achieving our objectives.

Base Salary

The Committee reviews the base salaries for our executives on at least an annual basis and makes adjustments thereto as it deems appropriate in its sole discretion.  The Committee generally targets base salary levels at approximately the 50th percentile of the peer group, but the Committee also takes into account factors such as the scope of the executives’ responsibilities, their performance and contributions to our success, length of service with the company and internal pay equity among our executives in determining base salary levels.  Although the Committee’s general policy is for executive compensation to be more heavily weighted towards performance-based compensation, it has continued to make base salaries a significant part of the total executive compensation package to remain competitive in attracting and retaining executive talent.

In November 2013, the Committee reviewed and considered the executive compensation assessment that had been conducted by Radford in 2012, and the recommendations of Radford, in evaluating base salaries for 2014.  The peer group data included in such assessment indicated that Mr. Phillippy’s 2013 base salary was approximately 15% below the 50th percentile of market, and that the 2013 base salaries of our other named executive officers included in this proxy statement ranged from approximately 1% to 9% below the 50th percentile of market.  After reviewing the peer group data and recommendations of Radford (with minor adjustments based on trend data), and after considering our financial outlook and operating plan for 2014, the Committee increased the base salaries of Mr. Phillippy and the other named executive officers for 2014 by 2.5%.  Such increases brought Mr. Phillippy’s base salary to a level that was approximately 13% below the 50th percentile of market, and brought the base salaries of the other named executive officers within a range of approximately 1% above to 7% below the 50th percentile of market, based on the 2012 peer group data.  The Committee determined that these levels were appropriate based on the responsibilities and performance of each named executive officer and internal equity considerations, as well as on our 2014 financial outlook and operating plan.

In November 2014, after reviewing and considering the executive compensation assessment conducted by Radford in 2014 and the recommendations of Radford, as well as our 2015 financial outlook, the Committee increased Mr. Phillippy’s base salary for 2015 by 2.5%, and increased the base salaries of the other named executive officers for 2015 by amounts ranging from 2.5% to 3.0%.

Cash Incentives

Our executives participate in a cash incentive plan developed by the Committee each year.  These cash incentive plans focus on linking a significant portion of each executive’s total compensation to the achievement of pre-established performance goals.  The Committee also may award bonuses outside of these cash incentive plans, but the Committee did not award any such bonuses for 2014.

As part of the Committee’s review of executive compensation for 2014, the Committee evaluated whether it would be advisable to move from annual performance periods to semi-annual performance periods under the cash incentive plans to better align the plans with the volatility and cyclicality of our business.  Due to the cyclical nature of certain of our primary end markets, as well as the uncertainty in macroeconomic conditions affecting our primary end markets in recent years, annual performance periods under our cash incentive plans have often led to significant overachievement or underachievement of financial goals, which detracts from the incentive value of such plans.  As part of this evaluation, the Committee considered the advice of The Alexander Group, a compensation consulting firm engaged by management to review our non-executive incentive plans, that semi-annual performance periods are better suited for incentivizing executives in cyclical technology industries, as they allow for more precise goal setting and tighter linkage between the executive’s performance and reward.

As a result of such evaluation, for 2014, the Committee established a semi-annual cash incentive plan under which one-half (1/2) of each executive’s annual target incentive was tied to the achievement of financial performance goals for each half of 2014.  The Committee determined the target incentive amount and weighting of performance measures for each executive and the performance targets and payout structure under the cash incentive plan, as discussed below.

Target Incentives.  The Committee generally sets target incentive levels at approximately the 50th percentile of the peer group, but the Committee also takes into account factors such as the scope of the executives’ responsibilities, their performance and contributions to our success, length of service with the company and internal pay equity among our executives in determining such target levels.  For 2014, the target cash incentives for the named executive officers were as follows:

Name	Target Incentive (as % of Base Salary)	Target Incentive for Full Year 2014 ($)	Target Incentive for Each Half of 2014 ($)
Robert J. Phillippy	115%	$612,950	$306,475
Charles F. Cargile	80%	304,400	152,200
Jeffrey B. Coyne	60%	188,100	94,050
Dennis L. Werth	60%	187,500	93,750
David J. Allen	60%	181,500	90,750

These target incentive levels were generally in line with the peer group data reviewed by the Committee in November 2012, but the target incentives for certain named executive officers were set by the Committee at levels that varied slightly from such peer group data based on the factors listed above.

Payout Structure.  Under our cash incentive plans, the Committee generally establishes minimum, target and maximum achievement levels for each financial measure.  The Committee believes that this structure is appropriate because it provides a partial reward for performance that is near, but slightly below, the target level, while incentivizing the executive to exceed the target level.  For the 2014 semi-annual cash incentive plan, the Committee established the achievement levels for each financial measure for the first half of the year in February 2014, and the target level for each such financial measure was set at approximately the level set forth in our operating plan.  The Committee established the achievement levels for each financial measure for the second half of the year in July 2014, and the target level for each such financial measure was set at approximately the level set forth in our then-current forecast, which had been updated based on our actual results in the first half of the year and our outlook for the second half of the year.  For each half-year period, the minimum, target and maximum performance levels corresponded to payout levels of 50%, 100% and 200%, respectively, of the executive’s target incentive for that measure for such period.  The table entitled “Grants of Plan-Based Awards in Fiscal Year 2014” on page 29 sets forth the total minimum, target and maximum payout levels for all measures for each executive under the cash incentive plan for each half of 2014.

Payouts were prorated on a straight-line basis for achievement between the minimum and target levels or between the target and maximum levels.  If we did not exceed the minimum performance level for a measure, no payout would be made for that measure.  In addition, the payout for all of the financial measures was conditioned upon the achievement of at least 90% of the minimum level for the executive’s primary profitability goal (earnings per share for Messrs. Phillippy, Cargile and Coyne, and group operating income after tax for Messrs. Allen and Werth), as the Committee believes that no incentive should be paid to the executive unless a minimum profitability level is achieved.

Performance Measures.  The financial performance measures for each executive, and their relative weighting, are selected by the Committee each year based on our corporate goals for that year and the Board’s priorities.  The measures selected, and their relative weighting, vary among the executives based upon such executive’s area of responsibility and potential impact on our operating and financial performance, to strengthen the correlation between performance and reward.  The Committee generally seeks to balance sales, profitability and cash flow measures, so as to reward overall performance and not overemphasize any single area of focus.  Management provides recommendations to the Committee with respect to financial performance measures for each executive and the relative weighting of such measures, but the Committee makes all final determinations with respect to the performance measures and relative weightings.  The Committee has made modifications to several of management’s proposals in recent years.

For 2014, the Committee selected a combination of performance measures for each named executive officer, based on sales, profitability and cash flow, which it believed were the most important measures of management’s performance in achieving the goals of profitable growth and effective financial management established by the Board.  The Committee believes that these goals are among the most important drivers of stockholder value.

For 2014, the financial performance measures and relative weightings thereof for each named executive officer were as follows:

	Consolidated				Operating Group(1)
Name	Earnings Per Share	Operating Income	Net Sales	Free Cash Flow	Operating Income After Tax	Net Sales	Cash Flow
Robert J. Phillippy	20%	20%	40%	20%	—	—	—
Charles F. Cargile	20%	20%	40%	20%	—	—	—
Jeffrey B. Coyne	20%	20%	40%	20%	—	—	—
Dennis L. Werth	—	15%	—	—	30%	40%	15%
David J. Allen	—	15%	—	—	30%	40%	15%

(1)         Mr. Werth’s financial measures were tied to the performance of the Photonics Group, and Mr. Allen’s financial measures were tied to the performance of the Lasers Group, representing their respective primary areas of responsibility during 2014.

The minimum, target and maximum performance levels established for the financial performance measures, and the actual performance results with respect to such measures, for the first half and second half of 2014, were as follows:

First Half of 2014

(In thousands, except per share data)	Financial Goals(1)
Financial Measure	Minimum	Target	Maximum	Results(1)
Earnings Per Share	$0.37	$0.44	$0.60	$0.62
Consolidated Operating Income	$24,000	$26,845	$35,987	$38,054
Consolidated Net Sales	$267,000	$281,780	$320,000	$300,001
Consolidated Free Cash Flow	$20,000	$22,000	$31,000	$24,207
Photonics Group Operating Income After Tax(2)	$13,600	$14,449	$19,000	$19,394
Photonics Group Net Sales	$113,000	$115,932	$131,000	$122,936
Photonics Group Cash Flow(3)	$20,000	$23,000	$32,000	$26,396
Lasers Group Operating Income After Tax(2)	$5,300	$6,106	$10,000	$7,752
Lasers Group Net Sales	$79,000	$85,791	$97,000	$93,587
Lasers Group Cash Flow(3)	$8,500	$10,000	$14,000	$11,343

Second Half of 2014

(In thousands, except per share data)	Financial Goals(1)
Financial Measure	Minimum	Target	Maximum	Results(1)
Earnings Per Share	$0.50	$0.66	$1.02	$0.71
Consolidated Operating Income	$30,747	$40,500	$60,815	$40,934
Consolidated Net Sales	$274,003	$306,329	$344,782	$302,005
Consolidated Free Cash Flow	$6,236	$15,989	$36,304	$14,978
Photonics Group Operating Income After Tax(2)	$17,100	$19,400	$24,096	$20,349
Photonics Group Net Sales	$113,155	$125,728	$140,815	$122,774
Photonics Group Cash Flow(3)	$20,221	$23,581	$30,301	$31,171
Lasers Group Operating Income After Tax(2)	$6,742	$8,400	$12,220	$8,882
Lasers Group Net Sales	$86,338	$95,931	$107,443	$96,421
Lasers Group Cash Flow(3)	$11,813	$14,363	$20,101	$13,310

(1)         Our Board of Directors reviews and approves our operating plans and forecasts, as prepared in accordance with generally accepted accounting principles (GAAP), as well as on a non-GAAP basis, excluding certain items that are outside of our core operating results.  The Committee established the financial performance goals under the 2014 semi-annual cash incentive plan on a non-GAAP basis, which excluded the amortization of intangible assets, stock-based compensation expense, certain acquisition-related, restructuring and severance costs, the results of businesses acquired or divested during the year, and the tax impact of such items.  Further, the Committee established the goals with the expectation that, in determining the actual level of achievement of the goals, the financial impact of certain events that occur during the period, such as acquisition and divestiture related activities and other non-recurring items that are outside of our core operating plan and results, may be excluded in determining achievement of the financial goals under the cash incentive plan, as determined by the Committee in its discretion.  Certain of the financial results shown in the tables above reflect non-GAAP amounts that exclude certain items.  A description of such items and a reconciliation of the non-GAAP amounts to our corresponding GAAP results for all measures are included in Appendix A to this proxy statement.  The Committee evaluated and approved the exclusion of such items in determining the level of achievement of the financial performance goals under the cash incentive plan for each half of 2014.

(2)         Photonics Group Operating Income After Tax and Lasers Group Operating Income After Tax are calculated as the operating income of the group, tax-effected utilizing the tax rate applicable to the group.

(3)         Photonics Group Cash Flow and Lasers Group Cash Flow are calculated as the operating income of the group, plus depreciation and amortization, stock compensation expense and changes in inventory, and less capital expenditures during 2014.

As noted previously, for the first half of 2014, the target achievement levels for all financial measures were set at approximately the levels set forth in our 2014 operating plan, and for the second half of 2014, the target achievement levels for all financial measures were set at approximately the levels set forth in our forecast as of July 2014, which in most cases exceeded our actual performance in the first half of 2014.  The Committee believed that the minimum and target levels were challenging but achievable with significant effort, and that the maximum levels were set at levels that represented both very challenging performance goals and outstanding achievement.

2014 Results.  In 2014, our net sales increased by approximately 8% compared with our sales in 2013, and we leveraged this sales growth to increase our non-GAAP operating profit by approximately 21% and our non-GAAP earnings per diluted share by approximately 28% compared with 2013.  See Appendix A to this proxy statement for a reconciliation of such non-GAAP amounts to our corresponding GAAP results.

Our financial performance in the first half of 2014 was stronger than anticipated, and so we exceeded the target level for all financial measures applicable to the named executive officers under the cash incentive plan for the first half of 2014, and we achieved the maximum level for the earnings per share, consolidating operating income and Photonics Group operating income after tax measures.  Based on our financial performance in the second half of 2014, we achieved at least the minimum level for all financial measures applicable to the named executive officers under the cash incentive plan for the second half of 2014, we exceeded the target level for all of the profitability measures and the Lasers Group net sales measure, and we achieved the maximum level for the Photonics Group cash flow measure.

The total payouts received by the named executive officers for each half of 2014 and for the full year of 2014, as an approximate percentage of their target incentive for each period, are shown in the table below. The Summary Compensation Table on page 28 reflects the total dollar amounts earned by the named executive officers under the 2014 semi-annual cash incentive plan.

	Payouts Under 2014 Semi-Annual Cash Incentive Plan (as a Percentage of Target Incentive)
Name	First Half 2014	Second Half 2014	Full Year 2014
Robert J. Phillippy	164%	100%	132%
Charles F. Cargile	164%	100%	132%
Jeffrey B. Coyne	164%	100%	132%
Dennis L. Werth	169%	117%	143%
David J. Allen	161%	103%	132%

2015 Cash Incentive Plan.  In February 2015, after considering our strategic and operating priorities for 2015, the Committee approved a semi-annual cash incentive plan for the year.  The overall structure of the 2015 plan is substantially the same as the 2014 semi-annual cash incentive plan.  Each named executive officer’s financial measures are also the same as in 2014, with minor adjustments to the weightings of certain measures.  No changes were made to the target incentive percentages for the named executive officers for 2015.  The Committee established the achievement levels for each financial measure for the first half of the year in February 2015, and will establish the achievement levels for each financial measure for the second half of the year in approximately July 2015.

Long-Term Equity Incentives

We provide long-term incentive compensation to our executives through equity-based awards, such as stock options, stock-settled stock appreciation rights, restricted stock and/or restricted stock units, which generally vest over multiple years.  The Committee believes that a substantial portion of executives’ long-term equity incentives should be conditioned upon the achievement of pre-established performance thresholds that the Committee believes are important drivers of stockholder value.  The Committee believes that this policy further aligns the interests of executives with those of our stockholders and incentivizes executives to drive sustained, long-term financial performance.  In addition, due to the time-based vesting provisions of our equity awards, the Committee believes that this program promotes our executive retention goals.

The Committee determines the appropriate award size and the appropriate equity-based vehicles or combination of vehicles when making long-term equity incentive decisions.  The Committee generally sets target long-term equity incentive levels at approximately the 50th percentile of our peer companies.  However, the Committee also considers other factors, including the compensation expense associated with the awards, and individual factors such as the executive’s performance and scope of responsibility and internal pay equity among our executives, in making award decisions.  The Committee does not consider existing equity ownership as a material factor in making award decisions, as it does not want to discourage executives from holding significant amounts of our stock.  In selecting the equity vehicles to be used each year, the Committee seeks to achieve an appropriate balance between awards that provide higher incentive value, such as options or stock appreciation rights, and awards that provide higher retention value, such as restricted stock or restricted stock units.  The Committee also takes into account the relative efficiencies of each type of equity vehicle in terms of the number of shares required to provide the targeted value to the executive, in order to minimize stockholder dilution.

As noted previously, the Committee reviewed and considered the compensation assessment that had been conducted by Radford in 2012 and the recommendations of Radford in establishing equity compensation levels and plan structure for 2014.  Such peer group data indicated that the total grant date value of the awards made to Mr. Phillippy in 2013 was approximately 38% below the 50th percentile of market, and the grant date values of the awards made to the other named executive officers in 2013 ranged from approximately 4% to 34% below the 50th percentile of market.  In addition, the peer group data indicated that a majority of our peer companies grant full value awards (restricted stock or restricted stock units) subject only to time-based vesting conditions, rather than performance-based vesting conditions.  The peer group data also indicated that other awards, such as stock appreciation rights and stock options, which are performance-based by their nature as their values are derived solely from increases in a company’s stock price, generally are not subject to additional performance conditions.

2014 Equity Vehicles.  In 2014, the Committee granted equity awards to each named executive officer under our 2011 Stock Incentive Plan.  Such awards are reflected in the table entitled “Grants of Plan-Based Awards in Fiscal Year 2014” on page 29 of this proxy statement.  One-half of the total number of shares awarded to each executive was provided in the form of restricted stock units (representing approximately two-thirds of the total award value) and one-half was provided in the form of stock-settled stock appreciation rights (representing approximately one-third of the total award value).  The Committee selected this combination of equity vehicles after considering several factors, including the retention value offered by restricted stock units, the incentive value offered by stock appreciation rights, and the minimization of stockholder dilution.

2014 Award Values.  In determining the grant date values of the 2014 awards, the Committee took into consideration the peer group data and recommendations provided by Radford in 2012, the compensation expense budget included in our 2014 operating plan, and the other individual factors noted above.  In order to bring our equity compensation levels closer to market, the total grant date value of equity awards granted to Mr. Phillippy in 2014 was increased by approximately 33%, and the total grant date values of equity awards granted to the other named executive officers in 2014 were increased by amounts ranging from approximately 10% to 28%, compared with the grant date values of the 2013 equity awards.  These increases brought the 2014 grant date value for Mr. Phillippy to approximately 17% below, and the grant date values for the other named executive officers to a range of approximately 15% below to 6% above, the 50th percentile of market, based on the 2012 peer group data.

2014 Vesting Structure.  For the 2014 awards, the Committee established a vesting structure that included both performance-based and time-based components.  The Committee determined that this vesting structure was appropriate based on its objectives of incentivizing financial performance and executive retention, as well as on the peer group data discussed above and the recommendations of the Committee’s compensation consultants.  The vesting of the restricted stock unit awards granted to the named executive officers was conditioned upon the achievement of a financial performance threshold of $51 million of consolidated operating income for 2014 and, if such financial performance threshold was achieved, the awards would vest in equal one-third installments on March 31, 2015, 2016 and 2017, subject to the executive’s continued employment with the company through such dates.  The stock appreciation rights awarded to the named executive officers in 2014 are subject to time-based vesting conditions only and will vest in three equal one-third installments on March 31, 2015, 2016 and 2017, subject to the executive’s continued employment with the company through such dates.

The performance threshold for the 2014 restricted stock unit awards was set approximately 17% below the level of consolidated operating income in our 2014 operating plan, on a non-GAAP basis.  The Committee believed that this performance threshold, together with the overall vesting structure for the 2014 awards, were appropriate, as they enabled the long-term retention incentive of the awards to be retained if consolidated operating income achievement in 2014 was above, at or moderately below the operating plan level, while ensuring that the awards would not vest in the event of consolidated operating income achievement in 2014 that was significantly below the 2014 operating plan level.  For 2014, we achieved consolidated operating income of $79 million on a non-GAAP basis, exceeding the performance threshold established for the 2014 restricted stock unit awards.  As such, the awards will continue to vest in accordance with the applicable time-based vesting schedule.  A description of the items that were excluded from such non-GAAP result, and the corresponding GAAP result, are included in Appendix A to this proxy statement.  The Committee evaluated and approved the exclusion of such items in determining whether the performance threshold had been achieved for the 2014 restricted stock unit awards.

Executive Perquisites and Benefits

We provide our executives with certain other benefits that we believe are reasonable, competitive and consistent with our overall executive compensation program.  The costs of these benefits are included in the “All Other Compensation” column in the Summary Compensation Table on page 28 of this proxy statement, and consist of term life insurance for the benefit of the executives, supplemental long-term disability insurance, auto allowances and annual physical examinations that are more extensive than those provided under our standard plans.  The costs of these benefits constitute only a small percentage of each executive’s total compensation.

Generally Available Benefit Programs

Executives also are eligible to receive benefits pursuant to programs that are generally available to most of our employees.  These benefit programs include our 401(k) plan, employee stock purchase plan, deferred compensation plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel accident insurance, wellness programs, educational assistance, employee assistance and certain other benefits.

Section 401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including our executives, with an opportunity to save for retirement on a tax advantaged basis.  Participants are able to defer up to 50% of their eligible compensation, subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions.  We match employee elective deferrals up to a maximum of 6% of eligible compensation, subject to applicable annual Internal Revenue Code limits.  Employee elective deferrals and matching contributions are immediately vested.  The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code.

Employee Stock Purchase Plan

We maintain an employee stock purchase plan, which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, to promote stock ownership by employees.  To participate in the plan, an employee must designate, prior to the commencement of a quarterly offering period, the amount of payroll deductions to be made from his or her paycheck for the purchase of shares of our common stock under the plan, which amount may not exceed 15% of his or her compensation, subject to a maximum annual limit of $25,000.  On each purchase date, shares of our stock are purchased automatically for each participant with the amounts held from his or her payroll deductions at a price equal to 95% of the fair market value of the shares on the purchase date.

Deferred Compensation Plan

We have established a Deferred Compensation Plan to allow certain individuals, including members of our Board of Directors, our executives and other highly compensated members of management, to defer a portion of their current income on a pre-tax basis and receive a tax-deferred return on such deferrals.  Our Deferred Compensation Plan is offered to these employees and directors to allow them to defer more compensation than they would otherwise be permitted to defer under a tax-qualified retirement plan, such as our 401(k) plan.

Under the plan, a participant may defer up to 100% of his or her annual base salary (or director fees, in the case of directors) and/or annual incentive bonus, subject to a minimum deferral amount of $2,000 in each plan year.  At the Committee’s discretion, a participant may also defer restricted stock or restricted stock unit awards, subject to certain terms and conditions of the plan.  In addition to a participant’s deferrals, amounts are credited or debited to a participant’s account based on the performance of one or more measurement funds selected by the participant.  The measurement funds available under the plan are selected and announced by the plan committee based on certain mutual funds and crediting rates.  The plan committee may, in its sole discretion upon written notice to participants, discontinue, substitute or add a measurement fund under the plan.  Any restricted stock or restricted stock units deferred under the plan are at all times allocated to a company stock fund which consists solely of our common stock, with any dividends paid on restricted stock being reinvested in additional shares of our common stock.  Amounts credited or debited to a participant’s account are based solely on the market performance of the measurement funds selected by the participant, and we do not pay any “above-market” interest or return on the deferrals made by any participant.  As such, in accordance with Securities and Exchange Commission rules, these amounts are not shown in the Summary Compensation Table in this proxy statement.

Three of our named executive officers have elected to defer amounts under the Deferred Compensation Plan in previous years and have accumulated the deferred compensation amounts shown in the table entitled “Nonqualified Deferred Compensation in Fiscal Year 2014” on page 34 of this proxy statement.  The amounts deferred are unsecured obligations of the company, receive no preferential standing, and are subject to the same risks as any of our other general obligations.

Stock Ownership Guidelines

Our Board of Directors has established stock ownership guidelines for executives that are designed to increase the executive’s equity stake in Newport and more closely align his or her interests with those of our stockholders.  The current guidelines provide that each executive should own, at a minimum, a specified number of shares of our common stock depending upon the position held, as follows: our Chief Executive Officer, 65,000 shares; our Senior Vice President and Chief Financial Officer, 35,000 shares; and our other executive officers, 25,000 shares.  Newly appointed or promoted executives should achieve the applicable minimum stock ownership guideline within two years of such appointment or promotion.  All of our named executive officers are currently in compliance with these stock ownership guidelines.

The guidelines also provide that our executives shall not sell shares of our stock if the executive is not in compliance, or if such sale would cause the executive to become out of compliance, with the minimum stock ownership guidelines, except under certain circumstances, including cases of financial hardship, if approved by the Chairman of the Compensation Committee of our Board.  These restrictions do not apply to the sale, or the surrender to us, of shares in connection with the exercise or settlement of a stock option, stock appreciation right or restricted stock unit, or the vesting of restricted stock, in payment of the exercise price and/or withholding taxes due in connection with such exercise, settlement or vesting, or to the transfer of shares as required by a domestic relations order.

In addition to the guidelines described above, the terms of certain stock options previously granted to certain executives provide that the executive must hold at least 50% of the shares received upon the exercise of a stock option (after any sale of shares in payment of the exercise price and withholding taxes), for the longer of one year or until such time as the executive is in compliance with these stock ownership guidelines.

Under our insider trading policy, covered employees (including the named executive officers) are prohibited from trading in any interest or position relating to the future price of our securities, such as a put, call or short sale.

Accounting and Tax Considerations

In designing our compensation programs, we take into consideration the accounting and tax effect that each element will or may have on Newport and the executive officers and other employees as a group.  We aim to keep the expense related to our compensation programs to the minimum necessary to accomplish the objectives of such programs.  When determining how to allocate between differing elements of compensation, the goal is to meet our objectives while maintaining cost neutrality.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction for compensation paid to certain of our named executive officers in excess of $1 million during any fiscal year.  Certain compensation is exempt from this limitation to the extent that it is “performance-based” under Section 162(m).  As one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to Newport and to our named executive officers of various payments and benefits, including our ability to deduct these amounts as compensation under Section 162(m).  However, the Committee retains the flexibility to provide total compensation as it deems appropriate in line with competitive practice, our compensation philosophy and the interests of stockholders.  Accordingly, we may pay compensation to our named executive officers that may not be deductible for federal income tax purposes.  In addition, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and related regulations, and the fact that such regulations and interpretations may change from time to time (with potentially retroactive effect), no assurance can be given that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

Employment Agreements and Arrangements

With the exception of the severance compensation agreements discussed below, which provide for payment of certain compensation and benefits in the event of termination of employment under certain circumstances, we do not have an agreement with any named executive officer with respect to the length of his employment or the level of cash compensation, equity compensation or other benefits payable to him.  The base salary and any annual or long-term cash or equity incentive compensation of each executive officer are determined by the Compensation Committee, in its sole discretion, in accordance with its compensation philosophy, policies, objectives and guidelines discussed above.

Termination Following Change in Control

We have entered into a severance compensation agreement with each of our named executive officers providing for certain payments and benefits in the event that such officer’s employment is terminated within two years of a “change in control” of Newport (as defined in the agreement), and such termination constitutes a termination by us or an acquirer without “cause” (as defined in the agreement) or a resignation by the officer for “good reason” (as defined in the agreement).  In such event, the executive officer will be entitled to: (i) a lump sum payment equal to twelve months of such officer’s highest base salary during the twelve month period preceding termination (with the exception of Mr. Phillippy, who will be entitled to a payment equal to twenty-four months of salary); (ii) a lump sum payment equal to such officer’s incentive compensation bonus payable under our cash incentive plan or other bonus plans then in effect, based on 100% satisfaction of all performance goals (with the exception of Mr. Phillippy, who will be entitled to receive two times such bonus payment); (iii) continuation of benefits under our medical, dental and vision plans, and long-term disability insurance for twenty-four months; (iv) automatic vesting and settlement of all unvested restricted stock and restricted stock units held by such officer, based on 100% satisfaction of any applicable performance goals and, at the executive’s election, our repurchase of all such shares received by the executive at the fair market price (calculated as set forth in the agreement); (v) automatic vesting and settlement of all unvested stock appreciation rights held by such officer, based on 100% satisfaction of any applicable performance goals and, at the executive’s election, our repurchase of all such shares received by the executive at the fair market price (calculated as set forth in the agreement); (vi) automatic vesting of all unvested stock options and, unless otherwise specified by such officer, payment of an amount equal to the difference between the exercise price and the fair market price (calculated as set forth in the agreement) of the shares of common stock subject to all vested and unvested stock options held by such officer; and (vii) certain other benefits, including payment of an amount sufficient to offset any excess “parachute payment” excise tax payable by such officer pursuant to the provisions of the Internal Revenue Code, and/or any comparable provision of state or foreign law.  The agreements with our named executive officers that include the right to a payment to offset any excess “parachute payment” excise tax were entered into in or prior to 2008.  We do not intend to enter into any new agreements with any named executive officers that include a right to receive any such payment, nor do we intend to amend any agreements to add such a right, in the future.  The Committee believes that these severance compensation agreements serve as important retention tools for our named executive officers in the event of a pending change in control transaction.

Other Termination

Our agreements with each of Mr. Phillippy and Mr. Cargile provide for certain severance benefits in the event we terminate his employment other than for cause at any time during the term of the agreement in the absence of a change in control of Newport.  In such event, he will be entitled to receive (i) a payment equal to twelve months of his highest base salary in effect during the twelve month period preceding termination, payable in a lump sum on his date of termination, (ii) a payment equal to his incentive bonus payable under our cash incentive plan or other bonus plans then in effect, based on 100% satisfaction of all performance goals, payable in a lump sum on his date of termination, and (iii) continuation of benefits under our medical, dental and vision plans, and long-term disability insurance for twelve months.

The estimated payments and benefits that each named executive officer would have received under the severance compensation agreements described above in the event that his employment had been terminated by us under certain circumstances as of January 3, 2015 are discussed under the heading “Payments Upon Certain Termination Events” beginning on page 35 of this proxy statement.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation earned during the fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012 by our principal executive officer, Robert J. Phillippy; our principal financial officer, Charles F. Cargile; and our three other most highly compensated executive officers who were serving as executive officers at January 3, 2015 and whose total compensation exceeded $100,000 for the fiscal year ended January 3, 2015; as well as the grant date fair values of share-based compensation awarded to such officers during such fiscal years, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”).  These officers are referred to in this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non- Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Robert J. Phillippy	2014	$529,000	$987,660	$423,972	$807,807	$43,122	$2,791,561
President and Chief Executive Officer	2013	515,077	716,404	343,603	-	42,822	1,617,906
	2012	499,692	449,400	208,163	-	40,319	1,197,574

Charles F. Cargile	2014	377,577	446,093	191,494	401,169	38,323	1,454,656
Senior Vice President,	2013	367,615	336,767	161,521	-	36,687	902,590
Chief Financial Officer and Treasurer	2012	353,846	224,957	104,200	-	34,780	717,783

Jeffrey B. Coyne	2014	311,192	304,529	130,725	247,897	36,615	1,030,958
Senior Vice President,	2013	303,231	266,281	127,714	-	34,087	731,313
General Counsel and Corporate Secretary	2012	294,231	190,032	88,023	-	33,751	606,037

Dennis L. Werth	2014	310,192	263,925	113,295	268,050	24,960	980,422
Senior Vice President	2013	304,365	230,832	110,712	-	22,970	668,879
and General Manager, Photonics Group	2012	285,692	164,866	76,366	78,573	22,479	627,976

David J. Allen	2014	300,192	263,925	113,295	238,940	8,340	924,692
Senior Vice President	2013	294,873	230,832	110,712	-	8,284	644,701
and General Manager, Lasers Group	2012	290,154	164,866	76,366	91,700	8,228	631,314

(1)         Reflects the grant date fair values of restricted stock units awarded to each named executive officer in each year, which were computed based on the closing market price of our common stock on the respective grant date.  The vesting of all restricted stock units awarded to the named executive officers in each year was conditioned upon the achievement of certain specified performance conditions, in addition to a time-based schedule.  As of the grant date of each award, the achievement of the applicable performance condition (for the 2013 awards, the target performance level) was considered probable and, therefore, the full grant date fair values of the awards are shown in the table above.  We have achieved the applicable performance condition for each year (for the 2013 awards, the target performance level), and accordingly, such awards have continued to vest in accordance with the applicable time-based vesting schedules.  See additional information regarding the 2014 awards in the section entitled “Compensation Discussion and Analysis” beginning on page 13 and in the table entitled “Grants of Plan-Based Awards in Fiscal Year 2014” on page 29.

(2)         Reflects the grant date fair values of stock-settled stock appreciation rights awarded to each named executive officer in each year.  The fair value of the stock-settled stock appreciation rights was estimated on the respective grant date using the Black-Scholes-Merton option pricing model.  The assumptions used in the valuation of such stock appreciation rights are discussed in Note 1, under the heading “Stock-Based Compensation,” and in Note 7 to our consolidated financial statements included in our Annual Reports on Form 10-K for our fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012.  The vesting of the stock appreciation rights awarded in each year is subject to a time-based schedule.  See additional information regarding the 2014 awards under “Compensation Discussion and Analysis” and in the table entitled “Grants of Plan-Based Awards in Fiscal Year 2014.”

(3)         Reflects the amounts earned (if any) by each named executive officer under our cash incentive plans based upon the achievement of semi-annual financial performance goals for 2014 and annual financial performance goals for 2012.  No amounts were earned by the named executive officers under our cash incentive plan for 2013.  The amounts earned for 2012 were paid in March of 2013, and the amounts earned for 2014 were paid in August 2014 and March 2015, in accordance with the terms of such plans.

(4)         All other compensation for 2014 consists of: (i) company contributions to our 401(k) plan of $15,600 for each named executive officer other than Mr. Allen; (ii) company-paid premiums for term life insurance for the benefit of each named executive officer; (iii) company-paid premiums for supplemental long-term disability insurance for the benefit of each named executive officer, which totaled $13,190 for Mr. Phillippy; (iv) auto allowances paid to Messrs. Phillippy, Cargile and Coyne; and (v) executive physicals for Messrs. Phillippy, Cargile and Coyne.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding grants of awards to each named executive officer during our fiscal year ended January 3, 2015 under our equity plans and non-equity incentive plans.

Grants of Plan-Based Awards in Fiscal Year 2014

		Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Target (#)	Options(3) (#)	Awards(4) ($)	Awards(5) ($)
Robert J. Phillippy	—	$153,238	$306,475	$612,950	—	—	$—	$—
	—	153,238	306,475	612,950	—	—	—	—
	05/19/14	—	—	—	54,000	—	—	987,660
	05/19/14	—	—	—	—	54,000	18.29	423,972

Charles F. Cargile	—	76,100	152,200	304,400	—	—	—	—
	—	76,100	152,200	304,400	—	—	—	—
	05/19/14	—	—	—	24,390	—	—	446,093
	05/19/14	—	—	—	—	24,390	18.29	191,494

Jeffrey B. Coyne	—	47,025	94,050	188,100	—	—	—	—
	—	47,025	94,050	188,100	—	—	—	—
	05/19/14	—	—	—	16,650	—	—	304,529
	05/19/14	—	—	—	—	16,650	18.29	130,725

Dennis L. Werth	—	46,875	93,750	187,500	—	—	—	—
	—	46,875	93,750	187,500	—	—	—	—
	05/19/14	—	—	—	14,430	—	—	263,925
	05/19/14	—	—	—	—	14,430	18.29	113,295

David J. Allen	—	45,375	90,750	181,500	—	—	—	—
	—	45,375	90,750	181,500	—	—	—	—
	05/19/14	—	—	—	14,430	—	—	263,925
	05/19/14	—	—	—	—	14,430	18.29	113,295

(1)         Reflects the potential payouts to the named executive officers under awards granted for the first half and second half of 2014 under our semi-annual cash incentive plan, which is described in more detail in the section entitled “Compensation Discussion and Analysis” beginning on page 13.  The amounts shown as threshold, target and maximum payouts represent 50%, 100% and 200% payouts, respectively, of one-half (1/2) of each executive’s annual target incentive based on minimum, target and maximum performance levels for certain financial performance measures established under such plan for the first half and second half of 2014.  Payouts would be made for a particular financial measure only if we exceed the minimum performance level for that measure, subject to additional conditions described in more detail under “Compensation Discussion and Analysis.”  The actual amounts earned by the named executive officers under the 2014 semi-annual cash incentive plan are included in the Summary Compensation Table on page 28 under the column heading “Non-Equity Incentive Plan Compensation” for the year 2014.

(2)         Consists of restricted stock units awarded to each named executive officer under our 2011 Stock Incentive Plan, which are described in more detail under “Compensation Discussion and Analysis.”  No consideration was paid by any named executive officer for any restricted stock unit award.  The vesting of the restricted stock unit awards was conditioned upon achievement of a single target performance level for a single financial measure established under the plan, as well as upon continued employment with the company, as described in more detail under “Compensation Discussion and Analysis.”  We have achieved the performance condition for such restricted stock unit awards and, therefore, one-third (1/3) of such awards vested on March 31, 2015 and the remaining two-thirds (2/3) of such awards will vest in equal installments on March 31, 2016 and 2017, subject to the executive’s continued employment with the company through such dates.

(3)         Consists of stock-settled stock appreciation rights awarded to each named executive officer under our 2011 Stock Incentive Plan, which are described in more detail under “Compensation Discussion and Analysis.”  No consideration was paid by any named executive officer for any stock appreciation right award.  Such stock appreciation right awards are subject to a time-based vesting schedule.  One-third (1/3) of such awards vested on March 31, 2015 and the remaining two-thirds (2/3) of such awards will vest in equal installments on March 31, 2016 and 2017, subject to the executive’s continued employment with the company through such dates.

(4)         Reflects the base value of the stock-settled stock appreciation rights awarded to each named executive officer, which is equal to the closing price of our common stock on the grant date.

(5)         Reflects the grant date fair values of the restricted stock units and stock-settled stock appreciation rights awarded to each named executive officer.  The fair values of the restricted stock units were determined based on the closing price of our common stock on the grant date, which was $18.29 per share.  As of the grant date of each restricted stock unit award, the achievement of the applicable performance condition was considered probable and, therefore, the full grant date fair values of such awards are shown in the table above.  The fair values of the stock appreciation rights were estimated on the grant date using the Black-Scholes-Merton option pricing model.  The assumptions used in the valuation of such stock appreciation rights are discussed in Note 1, under the heading “Stock-Based Compensation,” and in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended January 3, 2015.

OUTSTANDING EQUITY AWARDS

The table below sets forth information regarding outstanding equity awards held by each named executive officer as of January 3, 2015 including: (i) the number of shares of our common stock underlying both exercisable and unexercisable stock options and stock-settled stock appreciation rights held by each named executive officer (all of which had been earned) and the exercise prices (or base values) and expiration dates thereof; and (ii) the number of restricted stock units held by each named executive officer, and the market value thereof, that were earned (meaning the pre-established performance conditions had been achieved) but had not yet vested (based on the vesting schedule) as of January 3, 2015.  All unvested restricted stock units held by each named executive officer had been earned as of January 3, 2015.

Outstanding Equity Awards at 2014 Fiscal Year End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration	Number of Shares, Units or Other Rights That Have Not Vested(1)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested(2)
Name	Exercisable	Unexercisable		($)	Date	(#)	($)

Robert J. Phillippy	83,400	—		$4.18	03/20/16	—	—
	25,950	—		12.47	03/31/17	—	—
	18,660	—		17.06	05/17/18	—	—
	17,500	8,750	(3)	17.12	04/12/19	—	—
	17,380	34,760	(4)	13.74	05/20/20	—	—
	—	54,000	(5)	18.29	05/19/21	—	—
	—	—		—	—	97,510	$1,830,263

Charles F. Cargile	41,700	—		$4.18	03/20/16	—	—
	12,975	—		12.47	03/31/17	—	—
	9,330	—		17.06	05/17/18	—	—
	8,760	4,380	(3)	17.12	04/12/19	—	—
	8,170	16,340	(4)	13.74	05/20/20	—	—
	—	24,390	(5)	18.29	05/19/21	—	—
	—	—		—	—	45,110	$846,715

Jeffrey B. Coyne	33,420	—		$4.18	03/20/16	—	—
	10,965	—		12.47	03/31/17	—	—
	7,890	—		17.06	05/17/18	—	—
	7,400	3,700	(3)	17.12	04/12/19	—	—
	6,460	12,920	(4)	13.74	05/20/20	—	—
	—	16,650	(5)	18.29	05/19/21	—	—
	—	—		—	—	33,270	$624,478

(table continued on next page)

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration	Number of Shares, Units or Other Rights That Have Not Vested(1)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested(2)
Name	Exercisable	Unexercisable		($)	Date	(#)	($)
Dennis L. Werth	5,000	—		$13.46	02/22/15	—	—
	27,510	—		4.18	03/20/16	—	—
	9,510	—		12.47	03/31/17	—	—
	6,840	—		17.06	05/17/18	—	—
	6,420	3,210	(3)	17.12	04/12/19	—	—
	5,600	11,200	(4)	13.74	05/20/20	—	—
	—	14,430	(5)	18.29	05/19/21	—	—
	—	—		—	—	28,840	$541,327

David J. Allen	27,510	—		$4.18	03/20/16	—	—
	9,510	—		12.47	03/31/17	—	—
	6,840	—		17.06	05/17/18	—	—
	6,420	3,210	(3)	17.12	04/12/19	—	—
	5,600	11,200	(4)	13.74	05/20/20	—	—
	—	14,430	(5)	18.29	05/19/21	—	—
	—	—		—	—	28,840	$541,327

(1)         Consists of restricted stock units awarded to each named executive officer in 2012, 2013 and 2014, which had not vested, but for which the relevant financial performance conditions had been satisfied, as of January 3, 2015.  All of the restricted stock units that were awarded in 2012 and were earned and outstanding as of January 3, 2015, one-half (1/2) of the restricted stock units that were awarded in 2013 and were earned and outstanding as of January 3, 2015, and one-third (1/3) of the restricted stock units that were awarded in 2014 and were earned and outstanding as of January 3, 2015, have subsequently vested on March 31, 2015, and have been settled by the delivery of shares of our common stock to the named executive officers, net of a portion of such vested shares that was withheld at the election of each named executive officer in satisfaction of tax withholding obligations.  The remaining 2013 awards will vest on March 31, 2016, and the remaining 2014 awards will vest in two equal installments on March 31, 2016 and March 31, 2017, subject to the executive’s continued employment with the company through such dates.

(2)         The market values of all restricted stock units reflected in the table above have been calculated based on the closing price of our common stock on January 2, 2015 (the last trading day of fiscal 2014) as reported on the Nasdaq Global Select Market, which was $18.77 per share.

(3)         Consists of stock-settled stock appreciation rights that were awarded to each named executive officer on April 12, 2012, which had not vested as of January 3, 2015.  All of such outstanding, unexercisable stock appreciation rights have subsequently vested on March 31, 2015 and are currently exercisable.

(4)         Consists of stock-settled stock appreciation rights that were awarded to each named executive officer on May 20, 2013, which had not vested as of January 3, 2015.  One-half (1/2) of such outstanding, unexercisable stock appreciation rights have subsequently vested on March 31, 2015 and are currently exercisable.  The remainder of such awards will vest on March 31, 2016, subject to the executive’s continued employment with the company through such date.

(5)         Consists of stock-settled stock appreciation rights that were awarded to each named executive officer on May 19, 2014, which had not vested as of January 3, 2015.  One-third (1/3) of such outstanding, unexercisable stock appreciation rights have subsequently vested on March 31, 2015 and are currently exercisable.  The remaining two-thirds (2/3) of such awards will vest in two equal installments on March 31, 2016 and March 31, 2017, subject to the executive’s continued employment with the company through such dates.

OPTION EXERCISES AND STOCK VESTED

The table below sets forth certain information for each named executive officer regarding the exercise of options and the vesting of stock awards during the year ended January 3, 2015, including the aggregate value realized upon such exercise or vesting.

Option Exercises and Stock Vested in Fiscal Year 2014

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert J. Phillippy	100,000	$552,166	32,350	$668,998
Charles F. Cargile	25,000	111,000	15,660	323,849
Jeffrey B. Coyne	6,775	40,415	12,790	264,497
Dennis L. Werth	5,000	27,200	11,090	229,341
David J. Allen	—	—	11,090	229,341

(1)         Reflects the total number of shares that each named executive officer was entitled to receive upon the vesting of restricted stock units and the total market value of such shares, calculated based on the closing price of our common stock on the vesting date.  A portion of such shares was withheld at the election of each named executive officer in satisfaction of tax withholding obligations.

(2)         Reflects the gross value realized upon the exercise of stock options before satisfaction of tax withholding obligations.

NON-QUALIFIED DEFERRED COMPENSATION

The table below sets forth certain information relating to each named executive officer’s participation in our Deferred Compensation Plan during our fiscal year ended January 3, 2015, including (i) the aggregate dollar amounts of interest and other earnings accrued on the executive’s account, and (ii) the total balance of the executive’s account as of January 3, 2015.  In 2014, none of our named executive officers made contributions to, or made withdrawals or received distributions from, the Deferred Compensation Plan, and we did not make any contributions to the plan on behalf of any named executive officer.  Our Deferred Compensation Plan is described in more detail in the section entitled “Compensation Discussion and Analysis” beginning on page 13.

Nonqualified Deferred Compensation in Fiscal Year 2014

Name	Aggregate Earnings in Last Fiscal Year(1) ($)	Aggregate Balance at Last Fiscal Year End(2) ($)
Robert J. Phillippy	$60,358	$907,425
Charles F. Cargile	263	109,363
Jeffrey B. Coyne	—	—
Dennis L. Werth	20,970	246,543
David J. Allen	—	—

(1)         The aggregate earnings in 2014 consisted of market-based earnings on all compensation deferred under the plan based on the performance of the measurement funds selected by the named executive officer.  No named executive officer has received any above-market or preferential earnings on amounts deferred under our Deferred Compensation Plan and, accordingly, no such amounts have been reported in the Summary Compensation Table included in this proxy statement.

(2)         The aggregate balance of each named executive officer’s account as of January 3, 2015 consists of amounts contributed to the plan in prior years in the form of deferrals of salary, bonus and/or non-equity incentive compensation, all of which compensation has been reported in the Summary Compensation Table included in our proxy statements filed in prior years to the extent that such executive’s compensation was required to be reported in each applicable year (less any amounts which have been previously distributed from the plan), together with earnings and losses thereon.

PAYMENTS UPON CERTAIN TERMINATION EVENTS

We have entered into a severance compensation agreement with each of our named executive officers which provides for certain payments and benefits if the named executive officer’s employment is terminated under certain circumstances.  The key terms of such agreements, including the events triggering payments thereunder, are discussed in more detail in the section entitled “Compensation Discussion and Analysis” beginning on page 13.

Termination Following Change in Control

The table below sets forth information regarding the estimated payments and benefits that each named executive officer would have received in the hypothetical event that his employment had been terminated by us without cause, or he had resigned for “good reason,” as of January 3, 2015, upon a change in control of Newport occurring on that date.  Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed above, any actual amounts paid or distributed could be different.  Factors that could affect these amounts include the timing during the year of any such event and our stock price.

Estimated Payments in the Event of Termination
at 2014 Fiscal Year End Upon Change in Control

Name	Salary-Based Severance Payments(1)	Incentive- Based Severance Payments(2)	Option/SAR Awards(3)	Stock Awards(4)	Continuation of Benefits(5)	Total Estimated Payments(6)
Robert J. Phillippy	$1,066,000	$1,225,900	$223,001	$1,838,064	$70,420	$4,423,385
Charles F. Cargile	380,500	304,400	104,733	850,324	57,842	1,697,799
Jeffrey B. Coyne	313,500	188,100	81,746	627,140	59,209	1,269,695
Dennis L. Werth	312,500	187,500	97,816	543,634	54,684	1,196,134
David J. Allen	302,500	181,500	70,866	543,634	56,001	1,154,501

(1)         Represents payment of an amount equal to twenty-four months of base salary for Mr. Phillippy, and twelve months of base salary for all other named executive officers, which would have been payable in a lump sum on the date of termination.

(2)         Represents payment of an amount equal to the target incentive that each named executive officer would have been entitled to receive for the full year of 2014 (two times such target incentive amount in the case of Mr. Phillippy) based on achievement of 100% of the applicable performance goals, which would have been payable in a lump sum on the date of termination.

(3)         The amount reflected for option/stock appreciation right (SAR) awards includes the aggregate market value of the net number of shares underlying all unvested, in-the-money stock-settled stock appreciation rights held by each named executive officer as of January 3, 2015.  All unvested stock-settled stock appreciation rights would have become immediately vested and would have been automatically settled by delivery of shares of our common stock having a value equal to the difference between the base value of each such stock appreciation right and the average closing price of our common stock for the twenty trading days preceding January 3, 2015, which was $18.85 per share, subject to payment by the executive officer of applicable withholding taxes.  At each executive’s election, we would have repurchased all such shares received by the executive at such average price per share.  For Mr. Werth, the amount reflected for option/SAR awards also includes an amount equal to the aggregate gain on all options held by him as of January 3, 2015 (all of which had already vested), calculated based on the difference between the exercise price of each such option and the average closing price of our common stock for the twenty trading days preceding January 3, 2015, which was $18.85 per share, which would have been payable in a lump sum, subject to payment of applicable withholding taxes, unless otherwise specified by Mr. Werth.

(4)         Represents the aggregate market value of unvested restricted stock units held by each named executive officer as of January 3, 2015 based on the average closing price of our common stock for the twenty trading days preceding January 3, 2015, which was $18.85 per share.  Such restricted stock units would have become immediately vested assuming achievement of 100% of any applicable performance goals and would have been settled by delivery of shares of our common stock, subject to payment by the executive officer of applicable withholding taxes.  At each executive’s election, we would have repurchased all such shares received by the executive at such average closing price per share.

(5)         Represents an estimate of the total cost of company-paid premiums for continuation of medical, dental, vision and long-term disability benefits for a period of 24 months following the date of termination, calculated based upon the premiums for such benefits in effect as of January 3, 2015.  The actual cost of health benefits may vary during the benefits continuation period depending upon the overall premium rates that we would be required to pay under our health benefit programs.

(6)         The total estimated payments would be increased in an amount sufficient to offset any excess “parachute payment” excise tax payable by the named executive officer pursuant to the provisions of the Internal Revenue Code, and/or any comparable provision of state or foreign law.

Other Termination

As discussed under “Compensation Discussion and Analysis,” our agreement with each of Mr. Phillippy and Mr. Cargile also provides for certain payments in the event we terminate his employment other than for cause in the absence of a change in control of Newport.  If we had terminated Mr. Phillippy’s employment other than for cause and in the absence of a change in control as of January 3, 2015, Mr. Phillippy would have received estimated severance payments totaling $1,181,160, consisting of base salary of $533,000 payable in a lump sum, target incentive of $612,950 payable in a lump sum, and estimated costs of $35,210 for continuation of medical, dental, vision and long-term disability benefits for a period of 12 months following the date of termination, calculated as stated above.  If we had terminated Mr. Cargile’s employment other than for cause and in the absence of a change in control as of January 3, 2015, Mr. Cargile would have received estimated severance payments totaling $713,821, consisting of base salary of $380,500 payable in a lump sum, target incentive of $304,400 payable in a lump sum, and estimated costs of $28,921 for continuation of medical, dental, vision and long-term disability benefits for a period of 12 months following the date of termination, calculated as stated above.

DIRECTOR COMPENSATION

The Compensation Committee of our Board has the authority and responsibility to review and evaluate periodically the cash and equity compensation paid to non-employee directors.  Based on such review and evaluation, the Compensation Committee makes recommendations to our Board, and the Board approves all non-employee director compensation in its sole discretion.

The Compensation Committee has the authority to engage compensation consultants to assist the Committee in evaluating the amount and form of non-employee director compensation.  In evaluating and making its recommendations regarding non-employee director compensation, the Compensation Committee reviews peer group and other market data obtained through surveys conducted by such consultants or through other external resources.  While the Compensation Committee may direct management to engage compensation consultants on its behalf, the Compensation Committee does not delegate any authority to management to determine or make recommendations regarding such compensation.

In November 2013, the Compensation Committee evaluated and made recommendations regarding non-employee director compensation for 2014, taking into consideration an assessment of non-employee director compensation that had been conducted by Radford Compensation Consulting, its compensation consultants, in November 2012.  In August and November 2014, the Compensation Committee reviewed an updated assessment of non-employee director compensation conducted by Radford, which it considered in making recommendations regarding non-employee director compensation for 2015.

Director Cash Compensation

During 2014, each of our non-employee directors received an annual retainer fee for service as a director.  Mr. Potashner received an additional annual retainer fee for his service as Chairman of the Board, and the chairperson of each of the Board’s standing committees received an additional annual retainer fee for such service.  In addition, each non-employee director was paid meeting fees for Board and committee meetings attended during the year.  The amounts of the retainer fees and meeting fees in effect during 2014 are shown in the table below:

Description	Amount
Board Retainer Fee	$30,000

Additional Retainer Fees:
- Chairman of the Board	40,000
- Audit Committee Chairperson	10,000
- Compensation Committee Chairperson	7,500
- Corporate Governance and Nominating Committee Chairperson	5,000

Meeting Fees:
- In-person Board Meeting	2,500
- Telephonic Board Meeting	1,500
- In-person Committee Meeting	2,000
- Telephonic Committee Meeting	1,000

In November 2014, on the recommendation of the Compensation Committee based on the market data and recommendations received from Radford, the Board approved a change to the structure of the cash compensation for non-employee directors to a retainer fee only model, eliminating the meeting fees, effective as of January 2015.  Accordingly, during 2015, (i) each non-employee director will receive an annual retainer fee for service on the Board; (ii) Mr. Potashner will receive an additional annual retainer fee for his service as Chairman of the Board; (iii) the chairperson of each standing committee will receive an additional annual retainer fee for such service; and (iv) each other committee member will receive an additional annual retainer fee for service on such committee.  The amounts of such annual retainer fees in effect for 2015 are shown in the table below:

Description	Amount
Board Retainer Fee	$50,000

Additional Retainer Fees:
- Chairman of the Board	40,000
- Audit Committee Chairperson	30,000
- Compensation Committee Chairperson	15,000
- Corporate Governance and Nominating Committee Chairperson	10,000
- Audit Committee Member	20,000
- Compensation Committee Member	7,500
- Corporate Governance and Nominating Committee Member	5,000

Our non-employee directors are also reimbursed for expenses incurred in connection with their service on the Board, including expenses associated with attending Board and committee meetings.

Director Equity Compensation

Each non-employee director receives on an annual basis restricted stock units having a grant date value of $120,000.  Such restricted stock units typically vest in full on the first anniversary of the award date.

Upon initial appointment or election to our Board, each non-employee director will receive an award of restricted stock units having a grant date value of $120,000, which will vest in 25% increments on each of the first four anniversaries of the grant date, and an award of restricted stock units having a grant date value equal to the prorated portion of the value of the annual director award referred to above, based on the remainder of the vesting period applicable to the annual awards then outstanding.  Such award will vest on the same vesting date as such annual awards.

Deferral of Director Compensation

Non-employee directors may defer their cash compensation and restricted stock unit awards under the terms of the Deferred Compensation Plan.  For additional details regarding the Deferred Compensation Plan, see the discussion on page 25 of this proxy statement.

2014 Director Compensation

The table below sets forth cash compensation earned by each non-employee director, and the grant date fair values of equity awards granted to each non-employee director, during the fiscal year ended January 3, 2015.  All compensation of Mr. Phillippy is reported in the Summary Compensation Table on page 28 and has been excluded from the table below.

Director Compensation in Fiscal Year 2014

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Christopher Cox	$51,000	$120,001	$171,001
Siddhartha C. Kadia(4)	—	170,294	170,294
Oleg Khaykin	76,375	120,001	196,376
Cherry A. Murray	45,000	256,766	301,766
Michael T. O’Neill(5)	31,125	—	31,125
C. Kumar N. Patel(5)	34,000	—	34,000
Kenneth F. Potashner	117,000	120,001	237,001
Peter J. Simone	79,000	120,001	199,001

(1)         Reflects fees earned in 2014 by each non-employee director, including annual retainer fees and meeting fees for meetings that occurred during 2014.  The amount reported for Mr. Potashner includes additional retainer fees for serving as Chairman of the Board and as Chairman of the Corporate Governance and Nominating Committee.  The amount reported for each of Messrs. Khaykin and O’Neill includes an additional retainer fee for serving as Chairman of the Compensation Committee (each for a portion of the year), and the amount reported for Mr. Simone includes an additional retainer fee for serving as Chairman of the Audit Committee.

(2)         Reflects the grant date fair values of restricted stock unit awards granted to each non-employee director in 2014, calculated in accordance with FASB ASC Topic 718.  The awards granted to Messrs. Cox, Khaykin, Potashner and Simone were granted on May 19, 2014, and the grant date fair value of each such award was determined based on the closing price of our common stock on that date, which was $18.29 per share.  All such awards will vest in full on May 19, 2015.  Dr. Murray received two awards of restricted stock units upon her appointment to the Board on March 30, 2014, consisting of 5,991 restricted stock units that vest in equal one-fourth (1/4) annual installments on the first four anniversaries of the grant date, and 837 restricted stock units that vested on May 20, 2014, both awards having a grant date fair value that was determined based on the closing price of our common stock on March 28, 2014 (the last trading day prior to the date of her appointment), which was $20.03 per share.  Dr. Murray also received an annual restricted stock unit award on May 19, 2014, which has a grant date fair value that was determined based on the closing price of our common stock on that date, which was $18.29 per share, and which vests on May 19, 2015.  Dr. Kadia received two awards of restricted stock units upon his appointment to the Board on December 17, 2014, consisting of 6,597 restricted stock units that vest in equal one-fourth (1/4) annual installments on the first four anniversaries of the grant date, and 2,765 restricted stock units that vest on May 19, 2015.  The grant date fair values of such awards were determined based on the closing price of our common stock on December 17, 2014, which was $18.19 per share.  No stock options or stock appreciation rights were granted to any non-employee director during 2014.

(3)         The aggregate number of stock awards, consisting entirely of restricted stock units, and the aggregate number of stock options held by each non-employee director as of January 3, 2015 were as follows:

Name	Aggregate Number of Shares Underlying Outstanding Restricted Stock Units(a)	Aggregate Number of Shares Underlying Outstanding Stock Options
Christopher Cox	8,676	—
Siddhartha C. Kadia	9,362	—
Oleg Khaykin	6,561	—
Cherry A. Murray	12,552	—
Michael T. O’Neill(b)	—	7,500
C. Kumar N. Patel(b)	—	7,500
Kenneth F. Potashner	6,561	7,500
Peter J. Simone	6,561	7,500

(a)   Reflects the number of unvested restricted stock units held by each director as of January 3, 2015.  In addition, certain restricted stock units awarded to Mr. Khaykin, Mr. O’Neill, Dr. Patel and Mr. Simone, which have previously vested in accordance with the applicable award agreements, were deferred by such directors under our Deferred Compensation Plan at the time of vesting.  Accordingly, as of January 3, 2015, restricted stock units representing the right to receive an additional 15,744 shares, 14,685 shares, 14,685 shares, and 8,734 shares were held in our Deferred Compensation Plan for the benefit of Mr. Khaykin, Mr. O’Neill, Dr. Patel and Mr. Simone, respectively.

(b)   In accordance with the terms of the applicable stock option agreements, all of the stock options that were held by each of Mr. O’Neill and Dr. Patel and were vested and outstanding as of the date of his retirement will remain outstanding and exercisable for a period of ten years from the grant date, notwithstanding the termination of his service on the Board.

(4)         Dr. Kadia was appointed to the Board on December 17, 2014 and did not earn any cash compensation for 2014.

(5)         Mr. O’Neill and Dr. Patel retired from the Board in May 2014.

OTHER AGREEMENTS

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our executive officers and directors, and certain other officers, which provide contractual protection of certain rights of indemnification by us.  The indemnification agreements provide for indemnification of our officers and directors to the fullest extent permitted by our articles of incorporation, bylaws and applicable law.  Under the agreements, we are obligated to indemnify our officers and directors against all fees, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, and amounts paid in any settlement we approve) actually and reasonably incurred in connection with any investigation, claim, action, suit or proceeding to which any such officer or director is a party by reason of any action or inaction in his or her capacity as our officer or director or by reason of the fact that the officer or director is or was serving as our director, officer, employee, agent or fiduciary, or of any of our subsidiaries or divisions, or is or was serving at our request as our representative with respect to another entity, subject to limitations imposed by applicable law.  We will not indemnify such officer or director, however, for expenses and the payment of profits arising from the purchase and sale by the officer or director of securities in violation of Section 16(b) of the Exchange Act.

RISKS ARISING FROM COMPENSATION POLICIES AND PRACTICES

On an ongoing basis, we conduct assessments of our compensation policies and practices for all of our employees, including non-executive employees, with respect to risks that may arise from such policies and practices.  As part of such assessments, our management reviews and evaluates the key elements of all significant compensation programs in effect companywide or for any individual subsidiary, operating group or business, including the overall program objectives and structure, performance measures and targets, payout mechanisms and conditions and other relevant factors.  In carrying out its responsibilities for overseeing the management of risk related to compensation matters, the Compensation Committee of our Board of Directors reviews and discusses management’s assessments.  Based on the most recent assessment of our compensation policies and practices in February 2015, both management and the Compensation Committee concluded that risks arising from such compensation policies and practices are not reasonably likely to have a material adverse effect on Newport.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is currently comprised of three non-employee directors: Messrs. Khaykin and Potashner and Dr. Murray, all of whom served on the Compensation Committee for all or a portion of 2014.  In addition, Mr. O’Neill and Dr. Patel served on the Compensation Committee during 2014 until they retired from the Board in May 2014.  None of the members serving on the Compensation Committee currently or during 2014 are or have been our officers or employees, and each member qualifies as an independent director as defined by Rules 5605(a)(2) and (d)(2) of the Nasdaq Listing Rules.  No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other things, establishing, developing guidelines for, evaluating and approving all base salaries and annual and long-term cash and equity incentive compensation of Newport’s executive officers, and all other executive benefit plans, programs and agreements.  In fulfilling its responsibilities, the Compensation Committee has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis” in Newport’s proxy statement for its 2015 annual meeting of stockholders.  Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such information be included in such proxy statement.

Respectfully submitted,

Oleg Khaykin, Chairman

Cherry A. Murray

Kenneth F. Potashner

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Newport under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely upon the review of copies of such reports furnished to us and written representations that no other reports were required during fiscal year 2014 or prior fiscal years, all of our officers, directors and greater than ten percent stockholders have complied with all applicable Section 16(a) filing requirements.

TRANSACTIONS WITH RELATED PERSONS

We have not entered into a transaction with any related person since the beginning of our 2014 fiscal year.

In accordance with our Corporate Governance Guidelines and the charter of the Audit Committee of our Board of Directors, the Audit Committee is responsible for reviewing and approving any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including Securities and Exchange Commission and Nasdaq rules.  Currently, this review and approval requirement applies to any transaction to which Newport or any of our subsidiaries will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any nominee for election as a director; (c) any security holder who is known to us to own of record or beneficially more than five percent of any class of our voting securities; or (d) any member of the immediate family (as defined in Regulation S-K, Item 404) of any of the persons described in the foregoing clauses (a)-(c).

In the event that management becomes aware of any related person transaction, management will present information regarding such transaction to the Audit Committee for review and approval.  In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth specified information with respect to the beneficial ownership of our common stock as of March 15, 2015 by: (1) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock; (2) each of our named executive officers; (3) each of our directors; and (4) all of our executive officers and directors as a group.

	Amount and Nature of Shares Beneficially Owned(2)
Name and Address of Beneficial Owners(1)	Number	Percentage
BlackRock, Inc. (and certain of its subsidiaries) 55 East 52nd Street New York, NY 10022(3)	4,702,726	11.9%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151(4)	3,848,560	9.8%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746(5)	2,891,486	7.3%
The Vanguard Group, Inc. (and certain of its subsidiaries) 100 Vanguard Blvd. Malvern, PA 19355(6)	2,511,040	6.4%
Robert J. Phillippy(7)	393,349	1.0%
Charles F. Cargile(8)	175,422	*
Jeffrey B. Coyne(9)	154,139	*
David J. Allen(10)	123,491	*
Dennis L. Werth(11)	96,746	*
Kenneth F. Potashner(12)	90,431	*
Oleg Khaykin(13)	47,338	*
Peter J. Simone(14)	41,951	*
Christopher Cox	25,257	*
Cherry A. Murray(15)	2,334	*
Siddhartha C. Kadia	—
All executive officers and directors as a group (11 persons)(16)	1,150,458	2.9%

* Less than 1%

(1)                   Unless otherwise indicated, the business address of each holder is c/o Newport Corporation, 1791 Deere Avenue, Irvine, California 92606.

(2)                   The beneficial ownership is calculated based on 39,464,819 shares of our common stock outstanding as of March 15, 2015.  Beneficial ownership is determined in accordance with Securities and Exchange Commission rules.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, stock appreciation rights, restricted stock units and/or other rights held by that person that are exercisable and/or will be settled upon vesting within 60 days of March 15, 2015 are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage of each other person.  To our knowledge, except pursuant to applicable community property laws or as otherwise indicated, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name, and none of such persons has pledged such shares as security for any obligation.

(3)                   The holder has sole voting power with respect to 4,566,516 shares of common stock and has sole dispositive power with respect to 4,702,726 shares of common stock.  The beneficial ownership information reflected in the table is included in the Schedule 13G Amendment No. 5 filed by the holder with the Securities and Exchange Commission on January 9, 2015.

(4)                   The beneficial ownership information reflected in the table is included in the Schedule 13G Amendment No. 13 filed by the holder with the Securities and Exchange Commission on January 15, 2015.

(5)                   The holder has sole voting power with respect to 2,768,263 shares of common stock and has sole dispositive power with respect to 2,891,486 shares of common stock.  The holder furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts.  In certain cases, subsidiaries of the holder may act as advisor or sub-advisor to certain investment companies, trusts and accounts.  In its role as investment advisor, sub-advisor and/or manager, the holder or its subsidiaries may possess voting and/or investment power over shares owned by such investment companies, trusts and accounts and may be deemed to be the beneficial owner of such shares.  However, all such securities are owned by such investment companies, trusts and accounts, and the holder disclaims beneficial ownership of such securities.  The beneficial ownership information reflected in the table is included in the Schedule 13G Amendment No. 9 filed by the holder with the Securities and Exchange Commission on February 5, 2015.

(6)                   The holder has sole voting power with respect to 54,005 shares of common stock, sole dispositive power with respect to 2,460,835 shares of common stock, and shared dispositive power with respect to 50,205 shares of common stock.  The beneficial ownership information reflected in the table is included in the Schedule 13G Amendment No. 3 filed by the holder with the Securities and Exchange Commission on February 10, 2015.

(7)                   Includes stock-settled stock appreciation rights with respect to 123,620 shares of common stock that are exercisable within 60 days of March 15, 2015; 44,130 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units; and 51,714 shares of common stock held by Mr. Phillippy and his spouse as trustees of a family trust.

(8)                   Includes stock-settled stock appreciation rights with respect to 101,615 shares of common stock that are exercisable within 60 days of March 15, 2015; 20,680 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units; and 1,000 shares of common stock held by Mr. Cargile and his spouse as trustees of a family trust.

(9)                   Includes stock-settled stock appreciation rights with respect to 81,845 shares of common stock that are exercisable within 60 days of March 15, 2015; 15,710 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units; and 17,971 shares of common stock held by Mr. Coyne as trustee of a family trust.

(10)            Includes stock-settled stock appreciation rights with respect to 69,500 shares of common stock that are exercisable within 60 days of March 15, 2015, and 13,620 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units.

(11)            Includes stock-settled stock appreciation rights with respect to 41,990 shares of common stock that are exercisable within 60 days of March 15, 2015, and 13,620 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units.

(12)            Includes options to purchase 7,500 shares of common stock that are exercisable within 60 days of March 15, 2015.

(13)            Includes 15,744 shares of common stock underlying restricted stock units that are held in Newport’s Deferred Compensation Plan for the benefit of Mr. Khaykin.

(14)            Includes 8,734 shares of common stock underlying restricted stock units that are held in Newport’s Deferred Compensation Plan for the benefit of Mr. Simone.

(15)            Includes 1,497 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units.

(16)            Includes options to purchase 7,500 shares of common stock and stock-settled stock appreciation rights with respect to 418,570 shares of common stock that are exercisable within 60 days of March 15, 2015; 109,257 shares of common stock that are issuable within 60 days of March 15, 2015 upon the vesting of restricted stock units; and 24,478 shares of common stock underlying restricted stock units held in Newport’s Deferred Compensation Plan.

REPORT OF THE AUDIT COMMITTEE

Committee Members and Charter

The Audit Committee is comprised of three directors.  None of the members of the Committee are or have been officers or employees of Newport and each member qualifies as an independent director as defined by Rules 5605(a)(2) and (c)(2) of the Nasdaq Listing Rules and Section 10A(m) of the Exchange Act and Rule 10A-3 promulgated thereunder.  Newport’s Board has determined that Messrs. Khaykin and Simone are “audit committee financial experts” as defined by the regulations promulgated by the Securities and Exchange Commission.

The Committee operates under a written charter adopted by Newport’s Board.  The Committee reviews its charter on an annual basis.  A copy of the charter of the Audit Committee is available on Newport’s Internet site at www.newport.com/corporategovernance.  Newport will also provide electronic or paper copies of the Audit Committee charter free of charge, upon request made to Newport’s Corporate Secretary.

Role of the Audit Committee

Newport’s management is responsible for Newport’s financial reporting process, including its systems of internal control over financial reporting, and for the preparation of its financial statements in accordance with generally accepted accounting principles.  Newport’s independent auditors are responsible for auditing those financial statements.  The role and responsibility of the Committee is to monitor and review these processes on behalf of the Board.

The members of the Committee are not employees of Newport and are not, nor do they represent themselves to be, accountants or auditors by profession, and they do not undertake to conduct auditing or accounting reviews or procedures.  Therefore, in performing the Committee’s oversight role, the Committee necessarily must rely on management’s representations that it has maintained appropriate accounting and financial reporting principles and policies, and appropriate internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations, and that Newport’s financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the representations of the independent auditors included in their reports on Newport’s financial statements.

Report of the Audit Committee

The Committee held eight meetings during 2014, including telephonic meetings.  The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, and Newport’s independent auditors.  In addition to regularly scheduled in-person meetings of the Committee, which correspond with the meetings of the Board held in February, May, August and November, the Committee held a telephonic meeting following the end of each quarter for the purpose of reviewing Newport’s annual or quarterly financial statements and its proposed public communications regarding its operating results and other financial matters.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements of Newport for the fiscal year ended January 3, 2015, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements.  During 2014, the Committee reviewed Newport’s quarterly financial statements and its proposed public communications regarding its operating results and other financial matters, and reviewed Newport’s quarterly reports on Form 10-Q and annual report on Form 10-K prior to filing.

The Committee reviewed with Deloitte & Touche LLP, Newport’s independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Newport’s accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Committee by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees).

The Committee discussed with Deloitte & Touche LLP the overall scope and plans for their annual audit and approved the fees to be paid to Deloitte & Touche LLP in connection therewith.  The Committee also discussed with management and Deloitte & Touche LLP the adequacy and effectiveness of Newport’s disclosure controls and procedures and internal control over financial reporting.  The Committee met separately with Deloitte & Touche LLP, without management present, to discuss the results of their examinations, their evaluations of Newport’s internal control over financial reporting, and the overall quality of Newport’s financial reporting.

The Committee also has discussed with Deloitte & Touche LLP the matters required to be discussed by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence).  In addition, the Committee has received the written disclosures and the letter from Deloitte & Touche LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Committee concerning independence, and the Committee has discussed the independence of Deloitte & Touche LLP with that firm, including the compatibility of non-audit services with Deloitte & Touche LLP’s independence.  The Committee has concluded that Deloitte & Touche LLP is independent from Newport and its management.

Based on the Committee’s review of the matters noted above and its discussions with Newport’s independent auditors and Newport’s management, the Committee recommended to the Board that the audited financial statements be included in Newport’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015, including any amendments thereto.

Respectfully submitted,

Peter J. Simone, Chairman

Siddhartha C. Kadia

Oleg Khaykin

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Newport under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board has selected Deloitte & Touche LLP, or Deloitte, as our independent auditors for the fiscal year ending January 2, 2016.  Deloitte audited our financial statements for the fiscal year ended January 3, 2015.  Neither our bylaws nor the Nevada General Corporation Law requires the approval of the selection of the independent auditors by our stockholders, but in view of the importance of the financial statements to stockholders, our Board deems it desirable that our stockholders ratify the selection of our auditors.

A representative of Deloitte will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.  If this proposal is not approved, the Audit Committee will reconsider its selection of independent auditors.  Because the Audit Committee has the sole authority to appoint the independent auditors, the ultimate decision to retain or appoint Deloitte in the future as our independent auditor will be made by the Audit Committee based upon the best interests of Newport at that time.

The Board of Directors recommends a vote “FOR” this proposal.

FEES BILLED BY DELOITTE & TOUCHE LLP

The table below reflects the aggregate fees billed for audit, audit-related, tax and other services rendered by Deloitte for our fiscal years ended January 3, 2015 and December 28, 2013.

Fee Category	Year Ended January 3, 2015	Year Ended December 28, 2013
Audit Fees	$1,849,600	$1,795,000
Audit-Related Fees	—	—
Tax Fees	710,978	388,343
All Other Fees	—	—
Total Fees	$2,560,578	$2,183,343

Audit Fees

Audit fees billed for both years consisted of fees for professional services rendered for: (i) the audit of our annual consolidated financial statements; (ii) statutory audits; (iii) the review of our consolidated financial statements included in our quarterly reports on Form 10-Q; (iv) audit services related to other reports filed with the Securities and Exchange Commission; and (v) the audit of our internal control over financial reporting as required by the rules and regulations promulgated under Section 404 of the Sarbanes-Oxley Act of 2002.  For 2014, the audit fees also included fees for the review of accounting matters related to our acquisition of V-Gen Ltd., which was consummated in September 2014.

Audit-Related Fees

No audit-related services were rendered by Deloitte to us for our fiscal years ended January 3, 2015 or December 28, 2013.

Tax Fees

Tax fees billed for both years included fees for services relating to tax planning and compliance, including preparation of tax returns.

All Other Fees

No other services were rendered by Deloitte to us for our fiscal years ended January 3, 2015 or December 28, 2013.

Audit Committee Pre-Approval Policies and Procedures

Consistent with Securities and Exchange Commission rules, the Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of our independent auditors.  As such, the Audit Committee has established a policy of pre-approving all audit and permissible non-audit services provided to us by our independent auditors.  Prior to engagement, the Audit Committee pre-approves these services by category of service.  The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise that make it necessary to engage our independent auditors for additional services not contemplated in the original pre-approval.  In those instances, the Audit Committee requires specific pre-approval prior to engagement.  All audit and non-audit services provided by our independent auditors for our fiscal year 2014 were approved by the Audit Committee pursuant to this policy.

The Audit Committee may delegate pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee reviewed and discussed the services, in addition to audit services, rendered by Deloitte during fiscal year 2014, as well as the fees paid therefor, and has determined that the provision of such other services by Deloitte, and the fees paid therefor, were compatible with maintaining Deloitte’s independence.

PROPOSAL THREE
APPROVAL OF AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

Our 2011 Stock Incentive Plan was established and adopted by our Board in March 2011 and was approved by our stockholders on May 17, 2011.  A total of 6,000,000 shares of our common stock were authorized for issuance under the 2011 Stock Incentive Plan, subject to certain limitations set forth in the plan.  As of March 25, 2015, a total of 764,566 shares of our common stock remained available for issuance under the 2011 Stock Incentive Plan.

On March 25, 2015, our Board approved, subject to stockholder approval, our Amended and Restated 2011 Stock Incentive Plan, to increase the number of shares of our common stock authorized for issuance under the 2011 Stock Incentive Plan by an additional 4,500,000 shares, to extend the term of the plan by four (4) years, and to amend certain other provisions of the plan.  The Amended and Restated 2011 Stock Incentive Plan is hereinafter referred to as the “Plan.”

DESCRIPTION OF THE PLAN

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Appendix B.

Grants Permitted Under Plan

The Plan authorizes us to grant incentive stock options, nonqualified stock options, stock-settled stock appreciation rights, restricted stock and/or restricted stock units to qualified employees, officers and directors, consultants and other service providers.

Purposes of the Plan

The purposes of the Plan are (i) to enhance our ability to attract, motivate and retain the services of qualified employees, officers and directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (ii) to focus our employees on the objective of creating long-term stockholder value, by providing additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of Newport, by providing them with an opportunity to participate in the ownership of Newport that is tied to Newport’s performance, thereby aligning their interests with those of our stockholders.

Shares Authorized and Limitations on Awards

Total Shares Authorized.  Up to 10,500,000 shares of our common stock may be issued under the Plan (including the 6,000,000 shares of our common stock that were previously authorized for issuance under the 2011 Stock Incentive Plan, of which 764,566 shares remain available for issuance as of March 25, 2015).  The number of shares issuable under the Plan is subject to adjustment as to the number and kind of shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of Newport and subject to certain other limitations set forth in the Plan and as described below.

As of March 25, 2015, no awards have been granted under the Plan with respect to the additional 4,500,000 shares of common stock authorized for issuance under the Plan, and we will only grant awards with respect to such additional shares if the Plan is approved by our stockholders.

Limitations.  The Plan provides that the maximum number of shares of common stock that may be issued under the Plan as incentive options is 2,000,000 shares, subject to adjustment as to the number and kind of shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of Newport.  In addition to this limitation, certain limitations apply with respect to the number of shares which may be granted to a participant in any calendar year, as described under the heading “Eligibility” below.

Share Counting.  For purposes of calculating the total number of shares that may be issued under the Plan, the Plan provides that “full value” awards shall be counted against the share limit to a greater extent than “appreciation”

awards.  Stock options and stock appreciation rights, which are “appreciation” awards, shall be counted against the share limit under the Plan as one (1) share for each share of common stock subject to such award.  Restricted stock and restricted stock units, which are “full value” awards, shall be counted against the share limit under the Plan as one and seven tenths (1.7) shares for each share of common stock subject to such award.

Upon the exercise or settlement of a stock option or stock appreciation right, or the issuance or vesting of restricted stock or restricted stock units, the number of shares reserved for issuance under the Plan will be reduced by the gross number of shares that had been counted against the share limit for the portion of the award that is subject to such exercise, settlement, issuance or vesting, and not by the net number of shares actually issued to the participant.  This gross number of shares will include any shares subject to the award which are surrendered by the participant or withheld by us to pay the exercise price or withholding taxes due in connection with the exercise, settlement, issuance or vesting of the award.  No such shares will be returned to the pool of reserved shares.  If any portion of a stock option, a stock appreciation right, restricted stock or a restricted stock unit granted under the Plan fails to vest or otherwise can no longer be exercised or settled under any circumstances, then the number of shares that had been counted against the share limit allocable to such portion will again be available for grant or issuance under the Plan. Any awards granted under the Plan in assumption of or in substitution for an award of a company or business acquired by Newport or an Affiliated Company (as defined below), or with which Newport or an Affiliated Company combines, will not be counted against the share limit under the Plan.

Administration of Plan

The Plan may be administered by the Board, or the Board may delegate Plan administration to a committee of two or more directors appointed by the Board of Directors (the “Plan Committee”). The Board has elected to delegate Plan administration to the Compensation Committee of the Board, which is currently comprised of three independent directors.  Subject to the provisions of the Plan, the Plan Committee has full authority to implement, administer and make all determinations necessary under the Plan.

Eligibility

Officers and other key employees of Newport or of any parent or subsidiary corporation of Newport, whether now existing or hereafter created or acquired (an “Affiliated Company”) (including directors if they also are employees of Newport or an Affiliated Company), as may be determined by the Plan Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), will be eligible for selection to receive incentive options under the Plan.  No incentive stock options may be granted to a participant under the Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options first become exercisable by such participant in any calendar year under the stock incentive plans of Newport and any Affiliated Company exceeds $100,000.

Officers and other key employees of Newport or of an Affiliated Company, any member of our Board, whether or not he or she is employed by us, and consultants and service providers with important business relationships with us will be eligible to receive nonqualified options, stock appreciation rights, restricted stock and restricted stock units under the Plan.

Any participant who has been granted one type of award may, if otherwise eligible, be granted additional awards of the same type or of any other type permitted under the Plan if the Plan Committee so determines.  However, in no event may any participant be granted in any one calendar year stock options or stock appreciation rights with respect to an aggregate number of shares that exceeds 300,000 shares.  In addition, in no event may any participant be granted in any one calendar year restricted stock or restricted stock units that are granted or vest based on performance criteria pursuant to which the aggregate number of shares to be issued thereunder exceeds 300,000 shares.

As of March 25, 2015, six non-employee directors, five executive officers and approximately 2,550 other employees were eligible to participate under the terms of the Plan.  Subject to the provisions of the Plan, the Plan Committee has the discretion to determine the persons who will be selected to receive awards and the times at which awards will be granted under the Plan.  Based on the Compensation Committee’s current award eligibility guidelines and the current size of our employee team, we expect that approximately 450 other employees will receive grants under the Plan in a given year.

Types and Terms of Awards

Incentive Stock Options and Nonqualified Stock Options.  The Plan Committee may grant incentive stock options or nonqualified stock options to eligible participants under the Plan.  The maximum term of any stock option granted under the Plan will be seven years.  The exercise price of incentive and nonqualified stock options shall not be less than 100% of the fair market value of a share of common stock on the date the option is granted.  The exercise price of any incentive stock option granted to a participant that owns at least 10% of our outstanding common stock shall not be less than 110% of the fair market value of a share of common stock on the date of the grant.  As of March 25, 2015, the fair market value of our common stock was $19.32 per share, based on the closing sale price of our common stock on that date as reported on the Nasdaq Global Select Market.

Stock Appreciation Rights.  The Plan Committee may grant stock appreciation rights to eligible participants under the Plan.  Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic settlement of the right upon a specified date or event.  The maximum term of any stock appreciation right granted under the Plan will be seven years.  The base value per share of common stock covered by each stock appreciation right will be determined by the Plan Committee, but will not be less than 100% of the fair market value of a share of common stock on the date of grant.  A stock appreciation right will entitle the participant, upon exercise or settlement thereof, to receive shares of our common stock, the number of shares to be determined by (1) multiplying the excess of the fair market value of a share of our common stock on the date of exercise or settlement over the base value per share determined on the date of grant by the number of shares as to which the stock appreciation rights is exercised or settled, and (2) dividing such product by the fair market value of a share of our common stock on the date of exercise or settlement.

Restricted Stock and Restricted Stock Units.  The Plan Committee may issue shares of restricted stock to eligible participants under the Plan, for consideration or no consideration (other than any minimum consideration required by law), as determined by the Plan Committee.  Shares of restricted stock will be issued on the date of grant, but will be subject to forfeiture or repurchase at the original purchase price, as applicable, until vested.  The Plan Committee may also grant restricted stock units, for consideration or no consideration, as determined by the Plan Committee at the time of grant, representing a right to receive shares of our common stock upon vesting.

Vesting of Awards

Vesting Conditions.  The Plan Committee has the authority to determine the time or times at which, and the condition or conditions upon which, awards granted under the Plan become exercisable or “vested.”  Awards may vest subject to the achievement of one or more performance goals established by the Compensation Committee, or may vest over time based solely on continued employment or service by the participant, or may be subject to a combination of both time-based and performance-based vesting conditions.  The Board expects that a significant portion of the awards granted under the Plan, particularly awards granted to executives, will be subject to performance-based vesting conditions, in addition to time-based vesting conditions.

Performance Criteria. The Plan includes a number of performance criteria that may be used to determine whether and to what extent the shares covered by an award have vested.  The Plan Committee will have discretion to specify whether the criteria will be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to the previous years’ results or to a designated peer group of companies or index, in each case as specified in the individual award agreement at the time of grant.  A performance criterion may be stated as either a target percentage or a dollar amount, a percentage increase over a base period percentage or dollar amount, or the occurrence of a specific event or events, and may be based upon any one or a combination of the following:

•                  Consolidated, divisional or business unit sales;

•                  Consolidated, divisional or business unit gross margin;

•                  Consolidated, divisional or business unit operating income;

•                  Divisional or business unit contributed profit;

•                  Consolidated pre-tax income;

•                  Consolidated net income;

•                  Earnings before interest, taxes, depreciation and amortization;

•                  Earnings per common share;

•                  Return on consolidated stockholders’ equity;

•                  Consolidated, divisional or business unit return on assets or invested capital;

•                  Consolidated, divisional or business unit cash flow;

•                  Cost containment or reduction;

•                  Percentage increase in the market price of our common stock over a stated period; or

•                  Individual business objectives.

Such performance criteria may include any derivations of the criteria above.  To the extent consistent with the requirements of Section 162(m) of the Code, the Plan Committee may determine at the time that goals are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in our financial statements or other Securities and Exchange Commission filings).

Exercise or Settlement of Awards.  Vested stock options and stock appreciation rights subject to exercise generally may be exercised by a participant while employed by us or engaged by us for services, or within a specified period of time after termination of such employment or other service.  Upon vesting of shares of restricted stock, such shares will be released to the participant free of restrictions, subject to the satisfaction of tax withholding obligations.  Upon the vesting of restricted stock units or stock appreciation rights subject to settlement, the number of shares to which the participant is entitled will be issued and delivered to the participant, subject to the satisfaction of tax withholding obligations.  If shares covered by an award fail to vest, they will be forfeited.  In the case of unvested restricted stock, if the participant paid for the shares, we will have the right to repurchase them at the price that was paid by the participant.

Other Terms Applicable to Awards

Payment of Exercise or Purchase Price.  The payment of the exercise price for stock options, or the purchase price for shares of restricted stock or shares covered by restricted stock units, may be made, in the discretion of the Plan Committee, through a variety of methods more particularly described in the Plan, including payment by: (1) cash; (2) check; (3) delivery of shares of our common stock (or forfeiture of a portion of the shares issuable upon exercise of a stock option), which surrendered or forfeited shares shall be valued at the fair market value of our common stock on the date of exercise or purchase; (4) cancellation of indebtedness of us to the participant; (5) waiver of compensation due to the participant for services rendered; or (6) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

Awards Not Transferable.  Until vested, restricted stock and restricted stock units generally may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will and the laws of descent and distribution, pursuant to a court order in settlement of marital property rights, or except by a transfer other than for value expressly authorized by the Plan Committee in its sole discretion.  Stock options and stock appreciation rights are nontransferable, other than by will and the laws of descent and distribution, pursuant to a court order in settlement of marital property rights, or under other limited circumstances as defined in the Plan that are expressly authorized by the Plan Committee in its sole discretion and are not prohibited by the Code.

Rights as a Stockholder.  A participant shall have no rights or privileges as a stockholder with respect to any shares of our common stock covered by incentive stock options, nonqualified stock options, stock appreciation rights or restricted stock units, until such time as, and only to the extent that, such award has been exercised or settled and the underlying shares have been issued to the participant.  A participant shall have the rights of a stockholder, including voting and dividend rights, with respect to shares of restricted stock issued to the participant, subject to the terms and restrictions of the restricted stock award; provided, however, that in no event will a participant receive dividends with respect to shares of restricted stock that vest based on performance conditions until the actual performance conditions have been achieved.

Repricing Prohibited.  Except in connection with an adjustment as to the number and kind of shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of Newport, the terms of outstanding awards may not be amended to reduce the exercise price or base value of any outstanding options or stock appreciation rights or to cancel any outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price or base value that is less than the exercise price of the original options or stock appreciation rights, and no other modification that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market may be made to any award, without the prior approval of our stockholders.

Change in Control Provisions.  The vesting of all awards granted under the Plan will accelerate automatically upon a change in control of Newport (as defined in the Plan) effective immediately prior to the consummation of the change in control, unless the awards are to be assumed by the acquiring or successor entity (or parent thereof) or new awards of comparable value are to be issued in exchange therefor or the awards granted under the Plan are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives under a new incentive program containing such terms and provisions as the Plan Committee in its discretion may consider equitable.

Clawback Provisions.  Awards granted under the Plan shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by Newport to implement any such requirements, and (iv) any other compensation recovery policies as may be adopted from time to time by Newport, all to the extent determined by the Plan Committee in its discretion to be applicable to a participant.

Amendment and Termination

The Board may from time to time alter or amend the Plan in such respects as the Board may deem advisable, subject to compliance with applicable laws, the rules of the stock exchange or market system on which Newport’s securities are then listed or admitted to trading, and the terms of the Plan, and may suspend or terminate the Plan at any time.  However, current Nasdaq Stock Market rules require stockholder consent for any material amendment of the Plan, including the addition of shares to the Plan.  Further, no such alteration, amendment, suspension or termination may be made that would substantially affect or impair the rights of any participant under any outstanding stock option, stock appreciation right, restricted stock or restricted stock unit award granted under the Plan without his or her consent.  Unless previously terminated by the Board, the Plan will terminate on March 25, 2025.

NEW PLAN BENEFITS

The Board believes that the benefits or amounts that will be received by any participant under the Plan cannot be determined as they are dependent upon the future determinations by the Compensation Committee and/or the Board regarding executive and non-employee director equity compensation levels, award eligibility guidelines for non-executive employees, and our equity compensation expense budget in any given year.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

The following is a summary of certain United States Federal income tax consequences of participation in the Plan by U.S. taxpayers.  The summary should not be relied upon as being complete.  United States tax laws are complex and subject to change.  Moreover, participation in the Plan may also have consequences under state and local tax laws, as well as foreign tax laws, which may vary from the United States Federal income tax consequences described below.  For such reasons, we recommend that each Plan participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.  We intend, and this summary assumes, that all awards granted under the Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants.  The Plan and any awards made under the Plan will be administered consistently with this intent.  In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

Incentive Stock Options

A participant who receives an incentive stock option will not recognize taxable income upon the grant of the option or the exercise of the option.  However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the participant’s alternative minimum taxable income upon exercise.  If stock received on exercise of an incentive option is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same.  If stock received on exercise of an incentive option is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

A participant who is subject to the alternative minimum tax in the year of exercise of an incentive option may, subject to certain limitations, claim, as a credit against the participant’s regular tax liability in future years, a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option.  This credit is available in the first year following the year of exercise in which the participant has a regular tax liability.

Gain realized by a participant upon a sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain if the participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise.  If the participant disposes of the shares less than two years after the date of grant or less than one year after the date of exercise (a “disqualifying disposition”), the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares.  If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain.  Any loss realized upon a disqualifying disposition will be treated as a capital loss.  Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains).  We will generally be entitled to a tax deduction in an amount equal to the amount the participant must recognize as ordinary income, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Under the Plan, the Plan Committee may permit a participant to pay the exercise price of an incentive option by delivering shares of our common stock already owned by the participant.  A participant should consult tax his or her personal tax advisor to determine the specific tax consequences applicable to him or her of using shares of our common stock to pay a portion of the exercise price.

Newport is required to file a Form 3921 with the Internal Revenue Service reporting the exercise of an incentive stock option by a participant, and is required to provide a copy to the participant.

Nonqualified Stock Options

A participant who receives a nonqualified stock option will not recognize taxable income upon the grant of the option. Generally, upon exercise of a nonqualified stock option the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise.  We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.  A participant’s tax basis for the stock (other than stock acquired by delivering shares of our common stock already owned by the participant) for purposes of determining gain or loss on the subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

Under the Plan, the Plan Committee may permit a participant to pay the exercise price of a nonqualified stock option by delivering shares of our common stock already owned by the participant.  A participant should consult tax his or her personal tax advisor to determine the specific tax consequences applicable to him or her of using shares of our common stock to pay a portion of the exercise price.

Stock Appreciation Rights

A participant who receives a stock appreciation right will not recognize taxable income upon receipt of the right.  However, the participant will recognize taxable income at the time the stock appreciation right is exercised or settled, in an amount equal to the fair market value of the shares to which the participant is entitled upon such exercise or settlement.  We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. The participant’s basis in the shares will be equal to the amount of ordinary income recognized upon the receipt of such shares.

Restricted Stock

If a grantee or purchaser of restricted stock makes an election under Section 83(b) of the Code (a “Section 83(b) election”) within 30 days after the date of award or purchase of restricted stock, or if the stock is not subject to forfeiture or repurchase, then the participant will recognize ordinary income as of the date of grant or purchase in an amount equal to the excess of the fair market value of such shares on the date of award or purchase over the purchase price, if any, paid for such shares.

If no Section 83(b) election is made in connection with the receipt of restricted stock and the restricted stock is subject to forfeiture or repurchase, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest.  The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount, if any, paid for such shares.  We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.  The participant’s basis in the shares will generally be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

Restricted Stock Units

A participant who receives a restricted stock unit award will not recognize taxable income upon receipt of the award.  Generally, the participant will recognize ordinary income in the year in which the shares subject to that restricted stock unit are actually issued to the participant in an amount equal to the excess of the fair market value of the shares on the date of issuance over the amount, if any, paid for such shares.  We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.  The participant’s basis in the shares will generally be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

Tax Withholding

For any participant who is an employee, any income recognized by such participant in connection with the exercise or settlement of stock options, stock appreciation rights or restricted stock units or the vesting of (or valid Section 83(b) election with respect to) restricted stock granted under the Plan will be subject to income tax withholding by us.  Under the Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy all Federal, state and local withholding tax requirements.  We may withhold such amounts from the participant’s compensation.  If such compensation is insufficient to cover the amounts to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation.  To the extent permissible under applicable tax, securities and other laws, the Plan Committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any award up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (1) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise or settlement of a stock option, stock appreciation right or restricted stock unit or as a result of the lapse of restrictions on restricted stock, or (2) delivering to us shares of common stock owned by the participant.

Tax Deduction Limitations

Section 162(m) of the Code generally limits to $1.0 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s three other most highly compensated executive officers (other than the chief financial officer).  However, “performance-based” compensation is not subject to the $1.0 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, must be approved by the corporation’s stockholders, and (3) the committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Plan Committee currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Code, and it is the intent of the Board that all future Plan Committee members will also satisfy that definition.  Stock options and stock appreciation rights, the terms of which limit the amount of compensation that an employee may receive to an increase in the value of the underlying stock covered by the option or right after the date of grant, automatically satisfy the performance goal requirement described in item (1) above.  A vote in favor of approving the Plan will be a vote approving all the material terms and conditions of the Plan for purposes of compliance with Section 162(m) of the Code, including the performance criteria, eligibility requirements and limits on various stock awards that are described in this Proposal Three.

Non-U.S. Income Tax Consequences

The income taxation consequences to participants and us (or our non-U.S. subsidiaries) with respect to participation in the Plan vary by country.  Generally, participants located in the non-U.S. jurisdictions in which we have operations are subject to taxation at the time of exercise of stock options and stock appreciation rights, at the time of vesting of restricted stock units, and at the time of either grant or vesting of restricted stock, depending on the country.  Our non-U.S. subsidiaries may be entitled to a deduction in the tax year in which the participant recognizes taxable income, provided that such subsidiaries reimburse us for the cost of the benefit conferred under the Plan.

INFORMATION REGARDING EXISTING EQUITY COMPENSATION PLANS

The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of January 3, 2015:

Equity Compensation Plan Information at 2014 Fiscal Year End

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	3,513,647	$13.95	740,874
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	3,513,647		740,874

All of our equity compensation plans under which options, warrants and rights were outstanding or available for future issuance as of January 3, 2015 have been approved by security holders.  The number of shares reflected in column (a) consists of: (i) outstanding options to purchase an aggregate of 82,351 shares of our common stock, which were issued under our 2001 Stock Incentive Plan; (ii) outstanding stock-settled stock appreciation rights with respect to an aggregate of 2,235,372 shares of our common stock, which were issued under our 2006 Performance-Based Stock Incentive Plan and our 2011 Stock Incentive Plan; and (iii) outstanding restricted stock units representing the right to receive upon vesting an aggregate of 1,195,924 shares of our common stock, which were issued under our 2011 Stock Incentive Plan.  The weighted-average exercise price reflected in column (b) represents the combined weighted-average exercise price (or base value) of all outstanding options (having a weighted-average exercise price of $13.67 per share) and all outstanding stock-settled stock appreciation rights (having a weighted-average base value of $13.96 per share).  All outstanding restricted stock units were awarded without payment of any purchase price.

An additional 53,848 restricted stock units, which were issued under our 2006 Performance-Based Stock Incentive Plan and our 2011 Stock Incentive Plan and have vested in accordance with the applicable award agreements, were deferred by the awardees under our Deferred Compensation Plan at the time of vesting and were held in the Deferred Compensation Plan for the benefit of such awardees as of January 3, 2015.

VOTE REQUIRED

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present and entitled to vote at the annual meeting in person or by proxy.  Proxies received in response to this solicitation will be voted in favor of the approval of the Plan unless otherwise specified in the proxy.

The Board of Directors recommends a vote “FOR” the approval of the Amended and Restated 2011 Stock Incentive Plan.

PROPOSAL FOUR
ADVISORY VOTE ON THE APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our Board and our Compensation Committee are very interested in the ideas and concerns of our stockholders regarding executive compensation matters and, pursuant to Rule 14a-21(a) promulgated under the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers, as such compensation is described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  Based on the significant support expressed by our stockholders at our 2011 annual meeting for holding such advisory votes on an annual basis, our Board has determined that we will seek advisory votes on the approval of the compensation of our named executive officers on an annual basis until our annual meeting in 2017, at which time we will ask our stockholders to approve, on an advisory, non-binding basis, how frequently thereafter we will seek an advisory vote from stockholders on the approval of executive compensation.

Although the vote on this proposal is not binding on Newport, our Board or our Compensation Committee, our Board values feedback received from our stockholders, and the Board and the Compensation Committee will consider the outcome of the vote in developing compensation programs and making compensation decisions in the future.

We have highlighted below some key aspects of our executive compensation program.  We urge our stockholders to review the more detailed description of our executive compensation program contained in the section entitled “Compensation Discussion and Analysis” beginning on page 13 and in the compensation tables and accompanying narrative disclosures beginning on page 28.

HIGHLIGHTS OF OUR COMPENSATION PROGRAM

Emphasis on Pay-for-Performance

The core of Newport’s executive compensation philosophy and practice continues to be to pay-for-performance.  Newport’s executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns.  We believe that our compensation program is strongly aligned with the long-term interests of our stockholders.  Figure 4 below illustrates the alignment between the cash compensation of Newport’s chief executive officer and our non-GAAP net income performance over the past four years.

Figure 4

A significant portion of each named executive officer’s total compensation is tied to the achievement of pre-established performance objectives.  For 2014, the target payouts under our cash incentive plan and the grant date fair values of restricted stock unit awards granted under our equity incentive plan, all of which had payouts that were subject to the achievement of pre-established performance goals, accounted for approximately 63% of our chief executive officer’s target total direct compensation, and an average of 53% of our other named executive officers’ target total direct compensation, as shown in the figures below.

Robert J. Phillippy, President and CEO	Average of Other Named Executive Officers

Figure 5	Figure 6

Our cash incentive plan provides for payouts that are 100% tied to the achievement of financial performance goals.  The financial measures assigned to each named executive officer for 2014 included a combination of revenue, profitability and cash flow, and the payouts for all of the financial measures were conditioned upon the achievement of at least the minimum level for each executive’s primary profitability goal.  These financial measures and payout conditions encourage profitable growth and strong cash generation.  In addition, the vesting of all restricted stock unit awards granted to our executives in 2014 was conditioned upon achievement of a profitability threshold for 2014, in addition to continued employment with the company.

In 2014, our net sales increased by approximately 8% compared with our sales in 2013, and we leveraged this sales growth to increase our non-GAAP operating profit by approximately 21% and our non-GAAP earnings per diluted share by approximately 28% compared with 2013.  Based on our financial performance during 2014, we achieved at least the minimum performance levels for all of the financial measures applicable to our named executive officers under our cash incentive plan, and in many cases we exceeded the target and the maximum achievement levels.  As a result, our named executive officers received total payouts under our cash incentive plan ranging from approximately 132% to 143% of their target annual incentives for 2014.  We also achieved the profitability threshold established for the restricted stock unit awards granted to our executives in 2014, and so those awards will continue to vest in accordance with their time-based vesting schedule.  Our financial performance and the results under our cash and equity incentive plans are discussed in more detail under “Compensation Discussion and Analysis” beginning on page 13 and in Appendix A to this proxy statement.  We believe that these results demonstrate the strong alignment between our executive compensation philosophy and programs and Newport’s performance.

The Compensation Committee intends to continue to tie all payouts under our cash incentive plans and a significant portion of equity compensation to the achievement of performance objectives in the future.

Alignment with Long-Term Interests of Stockholders

We provide a significant portion of each named executive officer’s total compensation in the form of equity awards that vest over multiple years, which encourages the executive to remain employed by us and to drive sustained, long-term financial performance and increases in stockholder value.  In 2014, our executives received a combination of restricted stock units with both performance-based conditions and a three-year time-based vesting schedule, and stock-settled stock appreciation rights with a three-year time-based vesting schedule.  The performance-based restricted stock units awarded to our executives are intended to incentivize them to drive strong financial performance, as such awards are not earned by the executives unless the performance threshold is met.  The stock appreciation rights awarded to our executives are also intended to incentivize them to drive performance that will increase stockholder value, as executives can realize value under the awards only if and to the extent that our stock price increases following the grant date.  We believe that the types and structure of equity awards granted to our executives align the interests of our executives with those of our stockholders to build long-term stockholder value, while also minimizing stockholder dilution.

Competitive Pay Reflecting Best Practices

We pay compensation to our named executive officers at levels that are competitive with other technology companies of similar size and scope, as measured by a range of annual revenue, number of employees and market capitalization.  Our general practice is to target base salaries, total cash compensation and equity compensation at the 50th percentile of these peer companies, with actual realized pay and competitive positioning designed to fluctuate with and be commensurate with our actual performance relative to the financial objectives set by our Compensation Committee.  Our Compensation Committee regularly engages compensation consultants to conduct reviews of the compensation of our executives in relation to our peer companies to ensure that our pay continues to be appropriately competitive to attract and retain our executive talent.

RECOMMENDATION

Our Board believes that our executive compensation program is designed appropriately to attract and retain high-caliber executives who are essential to the success of our business and to ensure that the interests of our executives are well aligned with the interests of our stockholders.  Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers by voting FOR the adoption of the following resolution:

“RESOLVED, that the compensation paid to Newport’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission in the section entitled ‘Compensation Discussion and Analysis,’ the tabular disclosures regarding such compensation and the accompanying narrative disclosures in Newport’s proxy statement for its 2015 annual meeting of stockholders, is hereby approved.”

VOTE REQUIRED

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present and entitled to vote at the annual meeting in person or by proxy.  Proxies received in response to this solicitation will be voted in favor of the approval of the compensation of our named executive officers unless otherwise specified in the proxy.  This vote is advisory and, therefore, will not be binding on Newport or our Board.

The Board of Directors recommends a vote “FOR” this proposal.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By order of the Board of Directors

/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel
and Corporate Secretary

APPENDIX A

A.            Reconciliation of GAAP to Non-GAAP Operating Income, Net Income and Earnings Per Diluted Share

(In thousands, except per share amounts)

	Fiscal Year
	2014	2013
Operating income:
Operating income - GAAP	$51,765	$31,281
Amortization of intangible assets	8,917	10,404
Stock-based compensation expense	12,051	9,173
Acquisition-related, restructuring and severance costs	4,368	9,712
Loss on sale or other disposal of assets, net	1,913	4,725
Non-GAAP operating income	$79,014	$65,295

	Fiscal Year
	2014	2013	2012	2011
Net income attributable to Newport Corporation:
Net income - GAAP	$35,058	$15,601	$(89,423)	$79,708
Amortization of intangible assets	8,917	10,404	17,701	7,753
Stock-based compensation expense	12,051	9,173	8,369	6,201
Impairment charge	—	—	130,853	—
Acquisition-related, restructuring and severance costs	4,368	9,712	8,261	13,130
(Gain) loss on sale or other disposal of assets and investments, net	1,913	4,725	(6,414)	(619)
Loss on extinguishment of debt	—	3,355	—	582
Commitment fee for interim revolving line of credit	—	—	—	500
Foreign currency translation gain from dissolution of subsidiary	—	—	—	(7,198)
Tax benefit from extraterritorial income exclusion	(1,463)	—	—	—
Income tax provision on non-GAAP adjustments	(6,641)	(11,264)	(17,657)	(36,276)
Non-GAAP net income	$54,203	$41,706	$51,690	$63,781

	Fiscal Year
	2014	2013
Net income per diluted share attributable to Newport Corporation:
Net income per diluted share - GAAP	$0.87	$0.39
Total non-GAAP adjustments	0.47	0.66
Non-GAAP net income per diluted share	$1.34	$1.05

Shares used in the computation of net income per diluted share	40,528	39,558

(Reconciliation continued on next page)

A-1

B.            Reconciliation of GAAP to Non-GAAP Results Used for Determination of Achievement of Performance Measures Under Executive Cash Incentive Plan for 2014

(In thousands, except per share amounts)		First Half of 2014	Second Half of 2014

Consolidated Net Sales Measure:
GAAP net sales		$300,122	$305,028
Net sales of divested business	(1)	(121)	—
Net sales of acquired company	(2)	—	(3,023)
Non-GAAP net sales		$300,001	$302,005

Consolidated Operating Income Measure:
GAAP operating income		$26,011	$25,754
Operating loss of divested business	(1)	132	—
Operating income of acquired company	(2)	—	(158)
Amortization of intangible assets		4,955	3,962
Stock-based compensation expense		5,447	6,604
Acquisition-related, restructuring and severance costs		1,920	2,448
Gain on sale of business		(411)	—
Loss on disposal of assets		—	2,324
Non-GAAP operating income		$38,054	$40,934

Consolidated Earnings Per Share Measure:
GAAP net income		$16,838	$18,220
Operating loss of divested business	(1)	132	—
Operating income of acquired company	(2)	—	(158)
Amortization of intangible assets		4,955	3,962
Stock-based compensation expense		5,447	6,604
Acquisition-related, restructuring and severance costs		1,920	2,448
Gain on sale of business		(411)	—
Loss on disposal of assets		—	2,324
Income tax provision on non-GAAP adjustments		(3,572)	(4,532)
Non-GAAP net income		$25,309	$28,868

GAAP net income per diluted share		$0.41	$0.45
Total non-GAAP adjustments		0.21	0.26
Non-GAAP net income per diluted share		$0.62	$0.71

Shares used in the computation of net income per diluted share		40,514	40,546

Consolidated Free Cash Flow Measure:
GAAP free cash flow		$21,707	$12,122
Acquisition-related, restructuring and severance costs		2,329	—
Gain on sale of business		(411)	—
Cash used by acquired company	(2)	—	2,345
Tax benefit on non-GAAP adjustments		582	511
Non-GAAP free cash flow		$24,207	$14,978

Lasers Group Net Sales Measure:
GAAP net sales		$93,587	$99,444
Net sales of acquired company	(2)	—	(3,023)
Non-GAAP net sales		$93,587	$96,421

Lasers Group Operating Income After Tax Measure:
GAAP operating income after tax		$7,752	$8,981
Operating income after tax of acquired company	(2)	—	(99)
Non-GAAP operating income after tax		$7,752	$8,882

Lasers Group Cash Flow Measure:
GAAP cash flow		$11,343	$10,965
Cash used by acquired company	(2)	—	2,345
Non-GAAP cash flow		$11,343	$13,310

(1)         Newport sold its advanced packaging business on January 24, 2014.  Non-GAAP result for measure excludes the results of this business prior to such sale.

(2)         Newport acquired V-Gen Ltd. on September 29, 2014.  Non-GAAP result for measure excludes the results of V-Gen following the acquisition.

A-2

APPENDIX B

NEWPORT CORPORATION

AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

This AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN (the “Plan”) is hereby established and adopted this 25th day of March 2015 (the “Effective Date”) by Newport Corporation, a Nevada Corporation (the “Company”).

RECITALS

WHEREAS, the Company’s 2011 Stock Incentive Plan was established and adopted by the Board of Directors of the Company on March 25, 2011, and was approved by the Company’s stockholders on May 17, 2011;

WHEREAS, a total of 6,000,000 shares of the Company’s common stock was authorized for issuance under the 2011 Stock Incentive Plan;

WHEREAS, the Company’s Board of Directors has approved, subject to stockholder approval, an amendment and restatement of the 2011 Stock Incentive Plan, to increase the number of shares of the Company’s common stock authorized for issuance thereunder by an additional 4,500,000 shares, to extend the term by four (4) years, and to amend certain other provisions thereof.

NOW, THEREFORE, the Company hereby amends and restates the 2011 Stock Incentive Plan in its entirety as hereinafter set forth.

ARTICLE 1.
PURPOSES OF THE PLAN

1.1                               Purposes.  The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company, thereby giving them an interest in the success and increased value of the Company.

ARTICLE 2.
DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1                               Administrator.  “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2                               Affiliated Company.  “Affiliated Company” means:

(a)                                 with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b)                                 with respect to Nonqualified Options, Stock Appreciation Rights and Restricted Stock Awards, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of:  (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3                               Base Value.  “Base Value” shall have the meaning as set forth in Section 8.3 below.

2.4                               Board.  “Board” means the Board of Directors of the Company.

2.5                               Change in Control.  “Change in Control” shall mean:

(a)                                 The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b)                                 A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c)                                  A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(d)                                 The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(e)                                  The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.6                               Code.  “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.7                               Committee.  “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 9.1 hereof.

2.8                               Common Stock.  “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.4 hereof.

2.9                               Company.  “Company” means Newport Corporation, a Nevada corporation, or any entity that is a successor to the Company.

2.10                        Disability.  “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.  The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.11                        DRO.  “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.12                        Effective Date.  “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.

2.13                        Exchange Act.  “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.14                        Exercise Price.  “Exercise Price” means the purchase price per share of Common Stock payable by the Optionee to the Company upon exercise of an Option.

2.15                        Fair Market Value.  “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a)                                 If the Common Stock is then listed or admitted to trading on the Nasdaq stock market or another stock exchange or market system which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq stock market or other exchange or market system on the next preceding day on which a closing sale price is reported.

(b)                                 If the Common Stock is not then listed or admitted to trading on the Nasdaq stock market or another stock exchange or market system which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c)                                  If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

2.16                        Incentive Option.  “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.17                        Incentive Option Agreement.  “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.18                        NASD Dealer.  “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.19                        Nonqualified Option.  “Nonqualified Option” means any Option that is not an Incentive Option.  To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.7 below, it shall to that extent constitute a Nonqualified Option.

2.20                        Nonqualified Option Agreement.  “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.21                        Option.  “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.22                        Option Agreement.  “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.23                        Optionee.  “Optionee” means any Participant who holds an Option.

2.24                        Participant.  “Participant” means an individual or entity that holds an Option, Stock Appreciation Right, shares of Restricted Stock or Restricted Stock Units under the Plan.

2.25                        Performance Criteria.  “Performance Criteria” means one or more of the following as established by the Committee, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount, performance relative to a specified peer company or companies or a specified index, or the occurrence of a specific event or events:

(a)                                 Consolidated, divisional or business unit sales;

(b)                                 Consolidated, divisional or business unit gross margin;

(c)                                  Consolidated, divisional or business unit operating income;

(d)                                 Divisional or business unit contributed profit;

(e)                                  Consolidated pre-tax income;

(f)                                   Consolidated net income;

(g)                                 Earnings before interest, taxes, depreciation and amortization (“EBITDA”);

(h)                                 Earnings per common share (“EPS”);

(i)                                    Consolidated net income of the Company divided by the average consolidated common stockholders equity (“ROE”);

(j)                                    Consolidated return on invested capital (“ROIC”)

(k)                                 Divisional or business unit return on selected assets (“ROA”)

(l)                                    Consolidated, divisional or business unit cash flow from operations or free cash flow (“Cash Flow”);

(m)                             Cost containment or reduction;

(n)                                 The percentage increase in the market price of the Company’s common stock over a stated period; and

(o)                                 Individual business objectives.

Such Performance Criteria shall include any derivatives of the criteria listed above.  To the extent consistent with the requirements of Section 162(m) of the Code, the Committee may determine at the time that goals are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

2.26                        Purchase Price. “Purchase Price” means the purchase price payable to purchase a share of Restricted Stock, or a Restricted Stock Unit, which, in the sole discretion of the Administrator, may be zero (0), subject to limitations under applicable law.

2.27                        Repurchase Right.  “Repurchase Right” means the right of the Company to repurchase either unvested shares of Restricted Stock pursuant to Section 6.6 or to cancel unvested Restricted Stock Units pursuant to Section 7.6.

2.28                        Restricted Stock.  “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.29                        Restricted Stock Award.  “Restricted Stock Award” means either the issuance of Restricted Stock or the grant of Restricted Stock Units under the Plan.

2.30                        Restricted Stock Award Agreement.  “Restricted Stock Award Agreement” means the written agreement entered into between the Company and a Participant evidencing the issuance of Restricted Stock or the grant of Restricted Stock Units under the Plan.

2.31                        Restricted Stock Unit.  “Restricted Stock Unit” means the right to receive one share of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.32                        Service Provider.  “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.33                        Stock Appreciation Right.  “Stock Appreciation Right” means a contractual right granted to a Participant under Section 8 hereof, the exercise or settlement of which entitles the Participant to receive shares of the Company’s Common Stock having a Fair Market Value equal to the difference between the Base Value per share, as set forth in Section 8.3 below, of the right and the Fair Market Value of a share of Common Stock multiplied by the number of shares subject to the right at such time, subject to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Right Agreement.

2.34                        Stock Appreciation Right Agreement.  “Stock Appreciation Right Agreement” means the written agreement entered into between the Company and a Participant evidencing the issuance of a Stock Appreciation Right under the Plan.

2.35                        Stock Appreciation Rights Holder.  “Stock Appreciation Rights Holder” means any Participant who holds a Stock Appreciation Right.

2.36                        10% Stockholder.  “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.
ELIGIBILITY

3.1                               Incentive Options.  Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2                               Nonqualified Options, Stock Appreciation Rights and Restricted Stock Awards.  Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Stock Appreciation Rights or Restricted Stock Awards under the Plan.

3.3                               Section 162(m) Limitation.  In no event shall any Participant be granted in any one calendar year Options or Stock Appreciation Rights with respect to an aggregate number of shares of Common Stock that exceeds three hundred thousand (300,000) shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.4 hereof.  In no event shall any Participant be granted in any one calendar year Restricted Stock Awards that are granted or vest based on Performance Criteria pursuant to which the aggregate number of shares of Common Stock governed by such Restricted Stock Awards exceeds three hundred thousand (300,000), subject to adjustment as to the number and kind of shares pursuant to Section 4.4 hereof.

ARTICLE 4.
PLAN SHARES

4.1                               Shares Subject to the Plan.  Subject to the limitations set forth in Sections 4.2 and 4.3 hereof, and subject to adjustment as to the number and kind of shares pursuant to Section 4.4 hereof, the number of shares of Common Stock that may be issued under the Plan shall be ten million five hundred thousand (10,500,000) shares (which includes the 6,000,000 shares originally authorized for issuance under the 2011 Stock Incentive Plan at the time of adoption thereof on March 25, 2011).

4.2                               Limitation on Incentive Options.  The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be two million (2,000,000) shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.4 hereof.

4.3                               Share Counting.

(a)                                 For purposes of the share limit set forth in Section 4.1 above, an award that is an Option or a Stock Appreciation Right shall be counted against the share limit as one (1) share for each share of Common Stock subject to such Option or Stock Appreciation Right, and an award of Restricted Stock or Restricted Stock Units shall be counted against the share limit as one and seven tenths (1.7) shares for each share of Common Stock subject to such award of Restricted Stock or Restricted Stock Units, subject to adjustment as to the number and kind of shares pursuant to Section 4.4 hereof.

(b)                                 For purposes of the share limit set forth in Section 4.1 above, upon the exercise or settlement of an Option or a Stock Appreciation Right, or the issuance or vesting of Restricted Stock or a Restricted Stock Unit, the number of shares reserved for issuance under the Plan will be reduced by the gross number of shares that had been counted against the share limit for the portion of the award that is subject to such exercise, settlement, issuance or vesting, and not by the net amount of shares actually issued to the Participant.  Such gross amount shall include, in addition to the number of shares issued to the Participant, any shares subject to the award which are surrendered by the Participant or withheld by the Company in payment of the Exercise Price or in satisfaction of the tax withholding obligations in connection with the exercise, settlement, issuance or vesting of the Option, Stock Appreciation Right or Restricted Stock Award.

(c)                                  Notwithstanding clause (b) above, for purposes of the share limit set forth in Section 4.1 above, in the event that (i) all or any portion of any Option or Stock Appreciation Right granted under the Plan can no longer under any circumstances be exercised or settled, (ii) any Restricted Stock is reacquired by the Company, or (iii) all or any portion of any Option, Stock Appreciation Right or Restricted Stock Award is cancelled prior to vesting pursuant to an Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement and can no longer under any circumstances be settled, the number of shares of Common Stock that had been counted against the share limit allocable to the unexercised, unsettled or cancelled portion of such Option, Stock Appreciation Right or Restricted Stock Award, or the Restricted Stock so reacquired, shall again be available for grant or issuance under the Plan.

(d)                                 For purposes of the share limit set forth in Section 4.1 above, in the case of any Substitute Award, such Substitute Award shall not be counted against the share limit.  “Substitute Award” means any Option, Stock Appreciation Right or Restricted Stock Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

4.4                               Changes in Capital Structure.  In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, or in the event of any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company (other than a regular cash dividend), then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Option Agreements, Stock Appreciation Right Agreements and Restricted Stock Award Agreements and the limits on the number of shares under Sections 3.3, 4.2 and 4.3 all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.
OPTIONS

5.1                               Grant of Stock Options.  The Administrator shall have the right to grant pursuant to this Plan Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria.

5.2                               Option Agreements.  Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option.  As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company (which execution and delivery may occur by electronic, paperless means) to the Optionee to whom such Option was granted.  Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

5.3                               Exercise Price.  The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:  (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.  However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.4                               Payment of Exercise Price.  Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by:  (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (or the forfeiture of a portion of the shares of Common Stock issuable upon exercise of the Option), which surrendered or forfeited shares shall be valued at Fair Market Value as of the date of such exercise; (d)  the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5                               Term and Termination of Options.  Except for issuances of Incentive Options to 10% Stockholders, the term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than seven (7) years after the date it is granted.  With respect to the issuance of Incentive Options to 10% Stockholders, the term and provisions for termination of each such Incentive Option shall not exceed five (5) years after the date it is granted.

5.6                               Vesting and Exercise of Options.  Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation continued employment or the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

5.7                               Annual Limit on Incentive Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.8                               Nontransferability of Options.  Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee.  At the discretion of the Committee and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Committee.   For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

5.9                               Rights as a Stockholder.  An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates or book entries representing shares purchased upon such exercise have been issued or registered to such person.

5.10                        Repricing Prohibited.  Except in connection with a change in the capital structure of the Company as described in Section 4.4 hereof, the terms of any outstanding Options may not be amended to reduce the exercise price of any outstanding Options or to cancel any outstanding Options in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price or base value that is less than the exercise price of the original Options, and no other modification that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market may be made to any Options, without the prior approval of the Company’s stockholders.

5.11                        Compliance with Code Section 409A.  Notwithstanding anything in this Article 5 to the contrary, all Option Agreements must be structured to satisfy the requirements of Code Section 409A, as determined by the Committee.

ARTICLE 6.
RESTRICTED STOCK

6.1                               Issuance of Restricted Stock.  The Administrator shall have the right to issue pursuant to this Plan, at a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria, which require the Committee to certify in writing (by resolution or otherwise) whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

6.2                               Restricted Stock Agreements.  A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 6.3(b) hereof and has executed and delivered to the Company the applicable Restricted Stock Award Agreement (which execution and delivery may occur by electronic, paperless means).  Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

6.3                               Purchase Price.

(a)                                 Amount.  Restricted Stock may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(b)                                 Payment.  Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by:  (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d)  the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

6.4                               Vesting of Restricted Stock.  The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Committee with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock may vest, as shall be determined by the Administrator.

6.5                               Rights as a Stockholder.  Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock acquired pursuant to a Restricted Stock Award Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Award Agreement; provided, however, that in no event will a Participant receive dividends with respect to shares of Restricted Stock that vest based on specified performance goals or objectives with respect to one or more Performance Criteria until the actual performance goals or objectives have been achieved.  Unless the Administrator shall determine otherwise, certificates or book entries evidencing shares of Restricted Stock shall remain in the possession or control of the Company until such shares have vested in accordance with the terms of the Restricted Stock Award Agreement.

6.6                               Restrictions.  Until vested, shares of Restricted Stock may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except for transfers other than for value as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator.  In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide, in the discretion of the Administrator, that the Company may, at the discretion of the Administrator, exercise a Repurchase Right to repurchase at the original Purchase Price the shares of Restricted Stock that have not vested as of the date of termination.

6.7                               Compliance with Code Section 409A.  Notwithstanding anything in this Article 6 to the contrary, all Restricted Stock Award Agreements must be structured to satisfy the requirements of Code Section 409A, as determined by the Committee.

ARTICLE 7.

RESTRICTED STOCK UNITS

7.1                               Grants of Restricted Stock Units.  The Administrator shall have the right to grant Restricted Stock Units pursuant to this Plan, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria, which require the Committee to certify in writing (by resolution or otherwise) whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

7.2                               Restricted Stock Unit Agreements.  A Participant shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement (which execution and delivery may occur by electronic, paperless means).  Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

7.3                               Purchase Price.

(a)                                 Amount.  Restricted Stock Units may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(b)                                 Payment.  Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by:  (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

7.4                               Vesting and Settlement of Restricted Stock Units.  The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Committee with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units may vest, and the timing and manner in which the Restricted Stock Units shall be settled, as shall be determined by the Administrator.

7.5                               Rights as a Stockholder.  Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends unless or until they become owners of the shares of Common Stock pursuant to their Restricted Stock Award Agreement and the terms and conditions of the Plan.

7.6                               Restrictions. Until vested, Restricted Stock Units may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except for transfers other than for value as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator.  In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide that all Restricted Stock Units that have not vested as of such date shall be automatically forfeited by the Participant.  However, if, with respect to such unvested Restricted Stock Units the Participant paid a Purchase Price, the Administrator shall have the right, exercisable at the discretion of the Administrator, to exercise a Repurchase Right to cancel such unvested Restricted Stock Units upon payment to the Participant of the original Purchase Price.  The Participant shall forfeit such unvested Restricted Stock Units upon the Administrator’s exercise of such right.

7.7                               Compliance with Code Section 409A.  Notwithstanding anything in this Article 7 to the contrary, all Restricted Stock Award Agreements must be structured to satisfy the requirements of Code Section 409A, as determined by the Committee.

ARTICLE 8.
STOCK APPRECIATION RIGHTS

8.1                               Grant of Stock Appreciation Rights.  The Administrator shall have the right to grant pursuant to this Plan Stock Appreciation Rights, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria.  Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic settlement of the right upon a specified date or event.

8.2                               Stock Appreciation Right Agreements.  Each Stock Appreciation Right granted pursuant to this Plan shall be evidenced by a Stock Appreciation Right Agreement, which shall specify the number of shares subject thereto, vesting provisions relating to such Stock Appreciation Right and the Base Value per share.  As soon as is practicable following the grant of a Stock Appreciation Right, a Stock Appreciation Right Agreement shall be duly executed and delivered by or on behalf of the Company (which execution and delivery may occur by electronic, paperless means) to the Stock Appreciation Right Holder to whom such Stock Appreciation Right was granted.  Each Stock Appreciation Right Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

8.3                               Base Value.  The Base Value per share of Common Stock covered by each Stock Appreciation Right shall be determined by the Administrator, except that the Base Value of a Stock Appreciation Right shall not be less than 100% of Fair Market Value of the Common Stock on the date the Stock Appreciation Right is granted.

8.4                               Term and Termination of Stock Appreciation Rights.  The term and provisions for termination of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right may be exercisable or subject to settlement more than seven (7) years after the date it is granted.

8.5                               Vesting of Stock Appreciation Rights.  Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation continued employment or the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

8.6                               Exercise or Settlement of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the holder, upon exercise or other settlement of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or settlement of the Stock Appreciation Right over the Base Value of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or settled.  Upon such exercise or settlement, the Company shall issue to the Stock Appreciation Right Holder a number of shares of Common Stock determined by dividing the amount determined under the preceding sentence by the Fair Market Value of such shares on the date of exercise or settlement, subject to applicable tax withholding requirements and to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award Agreement.

8.7                               Repricing Prohibited.  Except in connection with a change in the capital structure of the Company as described in Section 4.4 hereof, the terms of any outstanding Stock Appreciation Rights may not be amended to reduce the base value of any outstanding Stock Appreciation Rights or to cancel any outstanding Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price or base value that is less than the base value of the original Stock Appreciation Rights, and no other modification that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market may be made to any Stock Appreciation Rights, without the prior approval of the Company’s stockholders.

8.8                               Nontransferability of Stock Appreciation Rights.  Except as otherwise provided in this Section 8.8, Stock Appreciation Rights shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Stock Appreciation Rights Holder, Stock Appreciation Rights shall be exercisable only by the Stock Appreciation Rights Holder.  At the discretion of the Committee and in accordance with rules it establishes from time to time, Stock Appreciation Rights Holders may be permitted to transfer some or all of their Stock Appreciation Rights to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Stock Appreciation Rights Holder (or such holder’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Stock Appreciation Right; (ii) the Stock Appreciation Rights Holder shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the holder, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Committee.   For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

8.9                               Rights as a Stockholder.  A Stock Appreciation Rights Holder or permitted transferee of a Stock Appreciation Rights Holder shall have no rights or privileges as a stockholder with respect to any shares covered by a Stock Appreciation Right until such Stock Appreciation Right has been duly exercised or settled and certificates or book entries representing shares issued upon such exercise or settlement have been issued or registered to such person.

8.10                        Compliance with Code Section 409A.  Notwithstanding anything in this Article 8 to the contrary, all Stock Appreciation Right Agreements must be structured to satisfy the requirements of Code Section 409A, as determined by the Committee.

ARTICLE 9.
ADMINISTRATION OF THE PLAN

9.1                               Administrator.  Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the “Committee”).  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.  The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.  As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

9.2                               Powers of the Administrator.  In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority:  (a) to determine the persons to whom, and the time or times at which, Incentive Options, Nonqualified Options, Stock Appreciation Rights or Restricted Stock Awards shall be granted, the number of shares to be represented by each Option or Stock Appreciation Right and the number of shares of Common Stock to be subject to Restricted Stock Awards, and the consideration to be received by the Company upon the exercise of such Options or sale of the Restricted Stock or the Restricted Stock Units governed by such Restricted Stock Awards; (b) to interpret the Plan;

(c) to create, amend or rescind rules, regulations and supplemental terms and conditions relating to the Plan, including those determined by the Administrator to be necessary or advisable for purposes of granting Options, Stock Appreciation Rights or Restricted Stock Awards under the Plan to Participants located outside of the United States; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements, Stock Appreciation Right Agreements and Restricted Stock Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement; (g) to accelerate the vesting of any Option, Stock Appreciation Right or Restricted Stock Award (including waiving any repurchase rights of the Company with respect to Restricted Stock Awards); (h) to extend the expiration date of any Option or Stock Appreciation Right (subject to the maximum term permitted for any award as stated in the Plan); (i) to amend outstanding Option Agreements, Stock Appreciation Right Agreements and Restricted Stock Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.  The Administrator may delegate its authority under subsection (a) above (except with respect to grants to be made to any executive officer or any member of the Board of Directors of the Company) to the Company’s management, with any grants made pursuant to such delegated authority to be ratified by the Administrator.  Notwithstanding the foregoing, in no event shall the Administrator have the power or authority to take any action that would require the consent of the Company’s stockholders under the terms of the Plan unless such consent has been obtained.

9.3                               Limitation on Liability.  No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith.  To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 10.
CHANGE IN CONTROL

10.1                        Options and Stock Appreciation Rights.  In order to preserve a Participant’s rights with respect to any outstanding Options and Stock Appreciation Rights in the event of a Change in Control of the Company:

(a)                                 Vesting of all outstanding Options and Stock Appreciation Rights shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options and Stock Appreciation Rights are to be assumed by the acquiring or successor entity (or parent thereof) or new options or new stock appreciation rights under a new stock incentive program (“New Incentives”) are to be issued in exchange therefor, as provided in subsection (b) below.

(b)                                 Vesting of outstanding Options and Stock Appreciation Right Agreements shall not accelerate if and to the extent that:  (i) the Options and Stock Appreciation Rights (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options and stock appreciation rights of comparable value are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options and Stock Appreciation Rights (including the unvested portions thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with New Incentives containing such terms and provisions as the Administrator in its discretion may consider equitable.  If outstanding Options or Stock Appreciation Rights are assumed, or if New Incentives of comparable value are issued in exchange therefor, then each such Option and Stock Appreciation Right or new stock option or new stock appreciation right shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Optionee or Stock Appreciation Rights Holder would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Stock Appreciation Right had the Option or Stock Appreciation Right been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Exercise Price such that the aggregate Exercise Price of each such

Option or new option and the aggregate Base Value of each such Stock Appreciation Right or new stock appreciation right shall remain the same as nearly as practicable.

(c)                                  If any Option or Stock Appreciation Right is assumed by an acquiring or successor entity (or parent thereof) or a New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then if so provided in an Option Agreement or a Stock Appreciation Right Award Agreement, the vesting of the Option, the Stock Appreciation Right or the New Incentive shall accelerate if and at such time as the Optionee’s or Stock Appreciation Rights Holder’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement or Stock Appreciation Right Agreement, as the case may be.

(d)                                 If vesting of outstanding Options will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between:  (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(e)                                  The Administrator shall have the discretion to provide in each Option Agreement and Stock Appreciation Right Agreement other terms and conditions that relate to (i) vesting of such Option or Stock Appreciation Right in the event of a Change in Control, and (ii) assumption of such Options and Stock Appreciation Rights or issuance of comparable securities or New Incentives in the event of a Change in Control.  The aforementioned terms and conditions may vary in each Option Agreement and Stock Appreciation Agreement, and may be different from and have precedence over the provisions set forth in Sections 10.1(a) - 10.1(d) above.

(f)                                   Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(g)                                 If outstanding Options or Stock Appreciation Rights will not be assumed by the acquiring or successor entity (or parent thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to Optionees and Stock Appreciation Rights Holders not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

10.2                        Restricted Stock Awards.  In order to preserve a Participant’s rights with respect to any outstanding Restricted Stock Awards in the event of a Change in Control of the Company:

(a)                                 All Repurchase Rights shall automatically terminate immediately prior to the consummation of such Change in Control and any shares of Restricted Stock or Restricted Stock Units subject to such terminated Repurchase Rights, or Restricted Stock Units, whether or not subject to such terminated Repurchase Rights shall immediately vest in full, except to the extent that in connection with such Change in Control, the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of Restricted Stock Award Agreements or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares, purchase price and any applicable Performance Criteria.

(b)                                 The Administrator in its discretion may provide in any Restricted Stock Award Agreement that if, upon a Change in Control, the acquiring or successor entity (or parent thereof) assumes such Restricted Stock Award Agreement or substitutes new agreements of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and purchase price), then any Repurchase Right provided for in such Restricted Stock Award Agreement shall terminate, and the shares of Common Stock subject to the terminated Repurchase Right or any substituted shares shall immediately vest in full, if the Participant’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of a Change in Control, pursuant to such terms and conditions as shall be set forth in the Restricted Stock Award Agreement.

ARTICLE 11.
AMENDMENT AND TERMINATION OF THE PLAN

11.1                        Amendments.  The Board may from time to time alter or amend in such respects as the Board may deem advisable, subject to compliance with applicable laws and the rules of the stock exchange or market system on which the Company’s Common Stock is then listed or admitted to trading, and may suspend or terminate the Plan at any time; provided, however, that the Board may not alter or amend the Plan to modify or remove Section 5.10 or Section 8.7 of the Plan without the approval of the Company’s stockholders.  No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Restricted Stock Award Agreement without such Participant’s consent.  The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption.  Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

11.2                        Plan Termination.  Unless the Plan shall theretofore have been terminated, the Plan shall terminate on March 25, 2025 and no Options, Stock Appreciation Rights or Restricted Stock Awards may be granted under the Plan thereafter, but Option Agreements, Stock Appreciation Right Agreements and Restricted Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 12.

CANCELLATION AND RECISSION

12.1                        Adverse Acts; Clawbacks.  Unless otherwise provided in an Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement, the Administrator may cancel, terminate, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Options, Stock Appreciation Rights or Restricted Stock Awards at any time if the Participant is not in compliance with all applicable provisions of the Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement, and the Plan, or if the Participant engages in any “Adverse Act.”  For purposes of this Section 12, an “Adverse Act” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company in accordance with the Company’s policies and any agreement in effect between the Company and the Participant pertaining to confidentiality and/or ownership of intellectual property all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) acts that result in termination of the Participant’s employment for “cause” (as defined in the applicable award agreement); (v) a material violation of any rules, policies, procedures or guidelines of the Company; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere, to the extent permitted by applicable law, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company.  Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements, and (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.

12.2                        Agreement Upon Exercise or Settlement.  Upon exercise, settlement, payment or delivery pursuant to an Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.  In the event a Participant fails to comply with the provisions of paragraphs (i)-(vi) of Section 12.1 prior to, or during the six (6) months after, any exercise, settlement, payment or delivery pursuant to an Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement, such exercise, settlement, payment or delivery may be rescinded within two (2) years thereafter.  In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set off against the amount of any such gain any amount owed to the Participant by the Company.

ARTICLE 13.
TAX WITHHOLDING

13.1                        Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements at such times as required pursuant to such applicable Federal, state, and local tax withholding requirements, including but not limited to: (i) with respect to any Options or Stock Appreciation Rights, the date on which the same is exercised or settled, (ii) with respect to any Restricted Stock Units, the date on which the applicable restrictions set forth in the Restricted Stock Award Agreement and the Plan lapse and/or the date on which the Restricted Stock Units are settled, and (iii) with respect to the issuance of Restricted Stock, the date on which the shares are issued, if the Purchaser makes the election set forth in Code Section 83(b), or, if the Purchaser does not make such election, then, the date on which that the applicable restrictions set forth in the Restricted Stock Award Agreement and the Plan lapse.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise or settlement of an Option or a Stock Appreciation Right or as a result of the purchase of or lapse of restrictions on Restricted Stock Awards or (b) delivering to the Company shares of Common Stock owned by the Participant.  The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 14
MISCELLANEOUS

14.1                        Benefits Not Alienable.  Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily.  Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

14.2                        No Enlargement of Employee Rights.  This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant.  Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

14.3                        Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

14.4                        Annual Reports.  During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

NEWPORT CORPORATION 1791 DEERE AVENUE IRVINE, CA 92606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Newport Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Newport Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87966-P60264	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NEWPORT CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote On Directors
1.	ELECTION OF SEVEN DIRECTORS TO SERVE FOR ONE YEAR
Nominees:		☐	☐	☐
01) Christopher Cox 02) Siddhartha C. Kadia 03) Oleg Khaykin 04) Cherry A. Murray 05) Robert J. Phillippy 06) Kenneth F. Potashner 07) Peter J. Simone

The Board of Directors recommends a vote FOR all director nominees.

Vote On Proposals						For	Against	Abstain

2.			RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS NEWPORT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 2, 2016.			☐	☐	☐
The Board of Directors recommends a vote FOR proposal 2.
3.			APPROVAL OF NEWPORT'S AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN.			☐	☐	☐
The Board of Directors recommends a vote FOR proposal 3.
4.			ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF NEWPORT'S NAMED EXECUTIVE OFFICERS.			☐	☐	☐
The Board of Directors recommends a vote FOR proposal 4.
5.			OTHER BUSINESS: In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M87967-P60264

NEWPORT CORPORATION

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 19, 2015

By signing the proxy, the undersigned revokes all prior proxies and appoints Charles F. Cargile and Jeffrey B. Coyne, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Newport Corporation which the undersigned is entitled to represent and vote on the matters shown on the reverse side at the 2015 Annual Meeting of Stockholders of Newport Corporation to be held at the corporate headquarters, located at 1791 Deere Avenue, Irvine, California 92606, on May 19, 2015, at 9:00 a.m. Pacific Time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTOR NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY BE BROUGHT BEFORE THE MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Address changes/comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)